    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 27, 1997

                                                    REGISTRATION NO.: 33-56851
                                                                      811-7243
==============================================================================
                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                  FORM N-1A

                            REGISTRATION STATEMENT

                       UNDER THE SECURITIES ACT OF 1933                    [X]

                         PRE-EFFECTIVE AMENDMENT NO.                       [ ]

                        POST-EFFECTIVE AMENDMENT NO. 3                     [X]

                                    AND/OR

             REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY

                                 ACT OF 1940                               [X]

                               AMENDMENT NO. 4                             [X]

                                ---------------

                       DEAN WITTER BALANCED INCOME FUND

                       (A MASSACHUSETTS BUSINESS TRUST)

              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                            TWO WORLD TRADE CENTER
                           NEW YORK, NEW YORK 10048

                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 392-1600

                               BARRY FINK, ESQ.
                            TWO WORLD TRADE CENTER
                           NEW YORK, NEW YORK 10048

                   (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                   COPY TO:
                            DAVID M. BUTOWSKY, Esq.
                            Gordon Altman Butowsky
                            Weitzen Shalov & Wein
                             114 West 47th Street
                           New York, New York 10036

                                ---------------

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

As soon as practicable after this Post-Effective Amendment becomes effective.

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

 X   immediately upon filing pursuant to paragraph (b)
---
____ on March  , 1997 pursuant to paragraph (b)
____ 60 days after filing pursuant to paragraph (a)
____ on (date) pursuant to paragraph (a) of rule 485.

   THE REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF ITS SHARES UNDER THE SECURITIES ACT OF 1933 PURSUANT TO SECTION (A)(1) OF RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. PURSUANT TO SECTION (B)(2) OF RULE 24F-2, THE REGISTRANT FILED THE RULE 24F-2 NOTICE FOR ITS FISCAL YEAR ENDED JANUARY 31, 1997 WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 5, 1997.

            AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEMENTS
==============================================================================

                        DEAN WITTER BALANCED INCOME FUND
                             CROSS-REFERENCE SHEET
                                   FORM N-1A

 ITEM     CAPTION
-------   -------
PART A    PROSPECTUS
-------   ----------
1. .....  Cover Page
2. .....  Summary of Fund Expenses; Prospectus Summary
3. .....  Performance Information
4. .....  Investment Objective and Policies; Risk
           Considerations; The Fund and its Management; Cover
           Page; Investment Restrictions; Prospectus Summary
5. .....  The Fund and Its Management; Back Cover; Investment
           Objective and Policies
6. .....  Dividends, Distributions and Taxes; Additional
           Information
7. .....  Purchase of Fund Shares; Shareholder Services;
           Redemptions and Repurchases
8. .....  Redemptions and Repurchases; Shareholder Services
9. .....  Not Applicable

PART B    STATEMENT OF ADDITIONAL INFORMATION
------    -----------------------------------
10. ..... Cover Page
11. ..... Table of Contents
12. ..... The Fund and Its Management
13. ..... Investment Practices and Policies; Investment
           Restrictions; Portfolio Transactions and Brokerage
14. ..... The Fund and Its Management; Trustees and Officers
15. ..... Trustees and Officers
16. ..... The Fund and Its Management; Purchase of Fund Shares;
           Custodian and Transfer Agent; Independent Accountants
17. ..... Portfolio Transactions and Brokerage
18. ..... Description of Shares
19. ..... Repurchase of Fund Shares; Redemptions and
           Repurchases; Financial Statements; Shareholder
           Services
20. ..... Dividends, Distributions and Taxes
21. ..... Purchase of Fund Shares
22. ..... Dividends, Distributions and Taxes
23. ..... Performance Information

PART C
------
   Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                                  PROSPECTUS
                                  MARCH 27, 1997


  Dean Witter Balanced Income Fund (the "Fund") is an open-end, diversified management investment company whose investment objective is to provide current income and moderate capital growth. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 60% of its total assets in a diversified portfolio of investment-grade fixed income (fixed-rate and adjustable-rate) securities such as corporate notes and bonds and obligations issued or guaranteed by the U.S. Government, its agencies and its instrumentalities; and at least 25% of its total assets in common stocks of companies which have a record of paying dividends and, in the opinion of the Investment Manager, have the potential for increasing dividends and in securities convertible into common stock.

   Shares of the Fund are sold and redeemed at the net asset value without the imposition of a sales charge. The Fund pays the Distributor a Rule 12b-1 distribution fee pursuant to a Plan of Distribution at the annual rate of up to 1.0% of the average daily net assets of the Fund. See "Purchase of Fund Shares--Plan of Distribution."


   This Prospectus sets forth concisely the information you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated March 27, 1997, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed on this page. The Statement of Additional Information is incorporated herein by reference.


                                     Dean Witter
                                     Balanced Income Fund
                                     Two World Trade Center
                                     New York, New York 10048
                                     (212) 392-2550 or
                                     (800) 869-NEWS (toll-free)


TABLE OF CONTENTS

Prospectus Summary/ 2

Summary of Fund Expenses/ 3

Financial Highlights/ 4

The Fund and its Management/ 5

Investment Objective and Policies/ 5

 Risk Considerations/ 10

Investment Restrictions/ 13

Purchase of Fund Shares/ 13


Shareholder Services/ 15


Redemptions and Repurchases/ 18

Dividends, Distributions and Taxes/ 19

Performance Information/ 20

Additional Information/ 21

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURI TIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPEC TUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                  DEAN WITTER DISTRIBUTORS, INC.
                                  DISTRIBUTOR

PROSPECTUS SUMMARY
-----------------------------------------------------------------------------


 The                 The Fund is organized as a Trust, commonly known as a Massachusetts business trust, and is an open-end,
Fund                 diversified management investment company. Under normal market conditions, the Fund will invest at least 60%
                     of its total assets in investment grade fixed-income securities such as corporate notes and bonds and in obligations issued or guaranteed by the U.S. Government, its agencies and its instrumentalities; and at least 25% of its total assets in common stock of companies which have a record of paying dividends and, in the opinion of the Investment Manager, have the potential for increasing dividends and in securities convertible into common stock.
-------------------  ------------------------------------------------------------------------------------------------------------
Shares Offered       Shares of beneficial interest with $.01 par value (see page 21).
-------------------  ------------------------------------------------------------------------------------------------------------
Offering             At net asset value without the imposition of a sales load. Minimum initial investment, $1,000
Price                ($100 if the account is opened through EasyInvest (Service Mark) ); minimum subsequent investment, $100
                     (see page 13).
-------------------  ------------------------------------------------------------------------------------------------------------
Investment           The investment objective of the Fund is to provide current income and moderate capital growth.
Objective
-------------------  ------------------------------------------------------------------------------------------------------------
Investment           Dean Witter InterCapital Inc., the Investment Manager of the Fund, and its wholly-owned subsidiary, Dean
Manager              Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 102 investment companies and other portfolios with net assets under management of approximately  $93 billion at February 28, 1997.
-------------------  ------------------------------------------------------------------------------------------------------------
Management           The Investment Manager receives a monthly fee at the annual rate of 0.60% of the Fund's average daily net
Fee                  assets.
-------------------  ------------------------------------------------------------------------------------------------------------
Dividends and        Dividends from net investment income are paid quarterly. Capital gains, if any, are distributed at least
Distributions        annually or retained for reinvestment by the Fund. Dividends and capital gains distributions are automatically reinvested in additional shares at net asset value unless the shareholder elects to receive cash (see page 19).
-------------------  ------------------------------------------------------------------------------------------------------------
Distributor and      The Fund is authorized to reimburse Dean Witter Distributors Inc., the Fund's Distributor, for specific
Plan of              expenses incurred in promoting the distribution of the Fund's shares, including personal services to
Distribution         shareholders and maintenance of shareholder accounts, in accordance with a Plan of Distribution pursuant to
                     Rule 12b-1 under the Investment Company Act of 1940. Reimbursement may in no event exceed an amount equal to payments at an annual rate of 1.0% of average daily net assets of the Fund. A portion of the 12b-1 fee equal to 0.25% of the Fund's average daily net assets is characterized as a service fee within the meaning of the
                     National Association of Securities Dealers, Inc. ("NASD") guidelines and the remaining portion of the 12b-1 fee is characterized as an asset-based sales charge (see page 14).
-------------------  ------------------------------------------------------------------------------------------------------------
Risk Considerations  The net asset value of the Fund's shares will fluctuate with changes in market value of portfolio securities. The value of the Fund's fixed-income portfolio securities and, therefore, the Fund's net asset value per share, may increase or decrease due to various factors, principally changes in prevailing interest rates. Generally, a rise in interest rates will result in a decrease in the Fund's net asset value per share, while a drop in interest rates will result in an increase in the Fund's net asset value per share.
                     In addition, the average life of certain of the securities held in the Fund's portfolio (e.g.,
                     GNMA Certificates) may be shortened by prepayments or refinancings of the mortgage pools underlying such securities (see pages 7-8) or lengthened by slower than expected prepayments (p. 10-11). Such prepayments may have an impact on dividends paid by the Fund and on the volatility of the Fund's net asset value per share. Dividends payable by the Fund will also vary in relation to the amounts of dividends earned on common stock and interest earned on fixed-income securities. The Fund may enter into repurchase agreements, may purchase securities on a when-issued and delayed delivery basis and may utilize certain investment techniques, including options and futures for hedging purposes, all of which involve certain special risks (see pages 8 through 12).
-------------------  ------------------------------------------------------------------------------------------------------------
Shareholder          Automatic Investment of Dividends and Distributions; Investment of Distributions Received in Cash;
Services             Systematic Withdrawal Plan; Exchange Privilege; EasyInvest (Service Mark); Tax-Sheltered Retirement Plans
                     (see page 15).
-------------------  ------------------------------------------------------------------------------------------------------------


The above is qualified in its entirety by the detailed information appearing elsewhere in this Prospectus and in the Statement of Additional Information.

SUMMARY OF FUND EXPENSES
-----------------------------------------------------------------------------


The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The expenses and fees set forth in the table are for the fiscal year ended January 31, 1997.



 Shareholder Transaction Expenses
-------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases.................................None
Maximum Sales Charge Imposed on Reinvested Dividends......................None
Contingent Deferred Sales Charge..........................................None
Redemption Fees...........................................................None
Exchange Fee..............................................................None
Annual Fund Operating Expenses (as a Percentage of Average Net Assets)
-------------------------------------------------------------------------
Management Fees* .........................................................0.60%
12b-1 Fees*+ .............................................................1.00%
Other Expenses* ..........................................................0.59%
Total Fund Operating Expenses* ...........................................2.19%



* "Management Fees" and "Other Expenses" have been restated to reflect current fees and expenses. InterCapital assumed all expenses (except brokerage fees) and waived the compensation provided for in its investment management agreement until April 1, 1996.
+ A portion of the 12b-1 fee equal to 0.25% of the Fund's average daily net assets is characterized as a service fee within the meaning of National Association of Securities Dealers, Inc. ("NASD") guidelines and is a payment made for personal service and/or maintenance of shareholder accounts provided by account executives (see "Purchase of Fund Shares").



 EXAMPLE                                                      1 YEAR  3 YEARS 5 YEARS 10 YEARS
--------                                                      ------  ------- ------- --------
You would pay the following expenses on a $1,000
investment, assuming (1) 5% annual return and (2)
redemption at the end of each time period:..................   $22      $69     $117   $252


    THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF THE FUND MAY BE GREATER OR LESS THAN THOSE SHOWN.

    The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Fund and its Management" and "Plan of Distribution."

    Long-term shareholders of the Fund may pay more in distribution fees than the economic equivalent of the maximum front-end sales charge permitted by the NASD.

FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------


The following ratios and per share data for a share of beneficial interest outstanding throughout each period have been audited by Price Waterhouse LLP, independent accountants. The financial highlights should be read in conjunction with the financial statements, the notes thereto and the unqualified report of independent accountants which are contained in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge upon request to the Fund.



                                                         FOR THE PERIOD
                                         FOR THE YEAR    MARCH 28, 1995*
                                             ENDED           THROUGH
                                        JANUARY 31, 1997 JANUARY 31, 1996
--------------------------------------  ---------------- ----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..          $11.34         $10.00
Net investment income .................           0.36           0.38
Net realized and unrealized gain......            0.50           1.30
                                             ---------        -------
Total from investment operations......            0.86           1.68
                                             ---------        -------
Less dividends and distributions from:
 Net investment income.................          (0.38)         (0.33)
 Net realized gain.....................          (0.25)         (0.01)
                                             ---------        -------
Total dividends and distributions.....           (0.63)         (0.34)
                                             ---------        -------
Net asset value, end of period .......          $11.57         $11.34
                                             =========        =======
TOTAL INVESTMENT RETURN+...............           7.82%         16.93%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses...............................           1.88%(3)         --%(2)(3)
Net investment income..................           3.49%(3)       5.27%(2)(3)
SUPPLEMENTAL DATA:
Net assets, end of period, in
thousands.............................         $48,284        $31,252
Portfolio turnover rate................             21%             3%(1)
Average commission rate paid ..........        $0.0515            --


------------
*   Commencement of operations.
+ Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) If the Investment Manager had not reimbursed expenses and waived the management fee, the annualized expense and net investment income ratios would have been 2.69% and 2.58%, respectively, for the period ended January 31, 1996, and 2.19% and 3.18%, respectively, for the year ended January 31, 1997.

THE FUND AND ITS MANAGEMENT
-----------------------------------------------------------------------------


   Dean Witter Balanced Income Fund (the "Fund") is an open-end, diversified management investment company. The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of The Commonwealth of Massachusetts on November 23, 1994.

   Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. The Investment Manager, which was incorporated in July, 1992, is a wholly-owned subsidiary of Dean Witter, Discover & Co. ("DWDC"), a balanced financial services organ ization providing a broad range of nationally marketed credit and investment products.


   InterCapital and its wholly-owned subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 102 investment companies, thirty of which are listed on the New York Stock Exchange, with combined assets of approximately $89.8 billion at February 28, 1997. The Investment Manager also manages portfolios of pension plans, other institutions and individuals which aggregated approximately $3.2 billion at such date.

   On February 5, 1997, DWDC and Morgan Stanley Group Inc. announced that they had entered into an Agreement and Plan of Merger, with the combined company to be named Morgan Stanley, Dean Witter, Discover & Co. The business of Morgan Stanley Group Inc. and its affiliated companies is providing a wide range of financial services for sovereign governments, corporations, institutions and individuals throughout the world. DWDC is the direct parent of InterCapital and Dean Witter Distributors Inc., the Fund's distributor. It is currently anticipated that the transaction will close in mid-1997. Thereafter, InterCapital and Dean Witter Distributors Inc. will be direct subsidiaries of Morgan Stanley, Dean Witter, Discover & Co.


   The Fund has retained the Investment Manager to provide administrative services, manage its business affairs and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. InterCapital has retained Dean Witter Services Company Inc. to perform the aforementioned administrative services for the Fund.

   The Fund's Trustees review the various services provided by the Investment Manager to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.


   As full compensation for the services and facilities furnished to the Fund and for expenses of the Fund incurred by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the annual rate of 0.60% to the Fund's net assets.

   The Investment Manager had undertaken to assume all operating expenses (except for any brokerage fees) and waive the compensation provided for in its Investment Management Agreement until such time as the Fund had $50 million in net assets or until March 31, 1996, whichever occurred first. The Fund began paying fees on April 1, 1996, at which time the waiver expired. If the waivers were not in effect, the Fund would have accrued total compensation to the Investment Manager amounting to 0.60% of the Fund's average daily net assets and the Fund's total expenses would have amounted to 2.19% of the Fund's average daily net assets.


INVESTMENT OBJECTIVE AND POLICIES
-----------------------------------------------------------------------------

   The investment objective of the Fund is to provide current income and moderate capital growth. The objective is a fundamental policy of the Fund and may not be changed without a vote of a majority of the outstanding voting securities of the Fund. There is no assurance that the objective will be achieved.

   The Fund seeks to achieve its objective by investing, under normal market conditions, at least 60% of its total assets in investment grade fixed income (fixed-rate and adjustable-rate securities such as corporate notes and bonds and in obligations issued or guaranteed by the U.S. Government, its agencies or its instrumentalities ("U.S. Government Securities") and, at least 25% of its total assets in common stock of companies which have a record of paying dividends and in the opinion of the Investment Manager have the potential for increasing dividends and in investment grade securities convertible into common stock. The Fund has a policy requiring investment, under normal circumstances, of at least 65% of its total assets in income-producing securities.

   Subject to the above percentage limitations, the Fund may hold fixed-income securities, equity securities, cash and money market instruments in whatever proportion deemed desirable at any given time depending upon the Investment Manager's assessment of business, economic and investment conditions. Money market instruments in which the Fund may invest include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities (Treasury bills, notes and bonds, including zero coupon securities); bank obligations; Eurodollar certificates of deposit; obligations of savings institutions; fully insured certificates of deposit; and commercial paper rated within the four highest grades by Moody's or Standard & Poor's or, if not rated, issued by a company having an outstanding debt issue rated at least AA by Standard & Poor's or Aa by Moody's. Such securities may be used to invest uncommitted cash balances.

   The Fund may enter into futures contracts provided that not more than 5% of its total assets are required as a futures contract deposit. In addition, the Fund may enter into futures contracts and options transactions only to the extent that obligations under such contracts or transactions represent not more than 30% of the Fund's total assets.


   When market conditions dictate a "defensive" investment strategy, the Fund may invest without limit in money market instruments, including commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks or domestic branches of foreign banks, or foreign branches of domestic banks, in each case having total assets of at least $500 million, and obligations issued or guaranteed by the United States Government, or foreign governments or their respective instrumentalities or agencies.


   Corporate Notes and Bonds and U.S. Government Securities. Under normal market conditions at least 60% of the Fund's assets will be invested in investment grade fixed income (fixed-rate and adjustable rate) securities such as corporate notes and bonds and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

   The non-governmental debt securities in which the Fund will invest will include: (a) corporate debt securities, including bonds, notes and commercial paper, rated in the four highest categories by a nationally recognized statistical rating organization ("NRSRO") including Moody's Investors Service, Inc., Standard & Poor's Corporation, Duff and Phelps, Inc. and Fitch Investors Service, Inc.; (b) bank obligations, including CDs, banker's acceptances and time deposits, issued by banks with a long-term CD rating in one of the four highest categories by a NRSRO; and (c) investment grade fixed-rate and adjustable rate Mortgage-Backed and Asset-Backed securities (see below) of corporate issuers. Investments in securities rated within the four highest rating categories by a NRSRO are considered "investment grade." However, such securities rated within the fourth highest rating category by a NRSRO have speculative characteristics and, therefore, changes in economic conditions or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings. Where a fixed-income security is not rated by a NRSRO (as may be the case with a foreign security) the Investment Manager will make a determination of its creditworthiness and may deem it to be investment grade. A description of fixed-income security ratings is contained in the Appendix to the Statement of Additional Information.

   The U.S. Government Securities in which the Fund may invest include securities which are direct obligations of the United States Government, such as United States treasury bills, notes and bonds, and which are backed by the full faith and credit of the United States; securities which are backed by the full faith and credit of the United States but which are obligations of a United States agency or instrumentality (e.g., obligations of the Government National Mortgage Association); securities issued by a United States agency or instrumentality which has the right to borrow, to meet its obligations, from an existing line of credit with the United States Treasury (e.g., obligations of the Federal National Mortgage Association); securities issued by a United States agency or instrumentality which is backed by the credit of the issuing agency or instrumentality (e.g., obligations of the Federal Farm Credit System); and governmentally issued mortgage-backed securities.

   In addition to the securities noted above, the Fund may invest in the following:

   Mortgage-Backed Securities. As stated above, a portion of the Fund's investments may be in Mortgage-Backed securities. Mortgage-Backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. The term Mortgage-Backed Securities as used herein includes guaranteed mortgage pass-through securities and adjustable rate mortgage securities.

   The basic type of Mortgage-Backed securities in which the Fund will invest will be those issued or guaranteed by the United States Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC") (securities issued by GNMA, but not those issued by FNMA or FHLMC, are backed by the "full faith and credit" of the United States). FNMA and FHLMC certificates are not backed by the full faith and credit of the United States but the issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury. The U.S. Treasury has no legal obligation to provide such line of credit and may choose not to do so.

   Mortgage Pass-Through Securities. The Fund will invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by United States governmental or private lenders and guaranteed, to the extent provided in such securities, by the United States Government or one of its agencies or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semiannually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

   Certificates for Mortgage-Backed securities evidence an interest in a specific pool of mortgages. These certificates are, in most cases, "modified pass-through" instruments, wherein the issuing agency guarantees the payment of principal and interest on mortgages underlying the certificates, whether or not such amounts are collected by the issuer on the underlying mortgages. Each of GNMA, FNMA and FHLMC guarantee timely distributions of interest to certificate holders. GNMA and FNMA also guarantee timely distribution of scheduled principal payments. FHLMC generally guarantees only the ultimate collection of principal of the underlying mortgage loans.

   Adjustable Rate Mortgage Securities. Adjustable rate mortgage securities ("ARMs"), are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve or thirteen scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes in a designated benchmark index.

   ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is utilized to reduce the then outstanding principal balance of the ARM.

   Common Stocks and Securities Convertible into Common Stocks. As stated above the Fund will also invest, under normal market conditions, at least 25% of its total assets in common stocks of companies which have a record of paying dividends and, in the opinion of the Investment Manager, have the potential for increasing dividends and in securities convertible into common stocks. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or based on a specified formula. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

   Part of the portion of the Fund invested in equity securities may include securities of foreign issuers in the form of American Depository Receipts
(ADRs). ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying securities. Generally, ADRs, in registered form, are designed for use in the United States securities markets.

PORTFOLIO CHARACTERISTICS

   When-Issued and Delayed Delivery Securities and Forward Commitments. From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of the Fund's net asset value. (See the Statement of Additional Information for added risk disclosure.)

   When, As and If Issued Securities. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. If the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. See the Statement of Additional Information for additional risk disclosure.

   Investment in Real Estate Investment Trusts. The Fund may invest in real estate investment trusts, which pool investors' funds for investments primarily in commercial real estate properties. Investment in real estate investment trusts may be the most practical available means for the Fund to invest in the real estate industry (the Fund is prohibited from investing in real estate directly). As a shareholder in a real estate investment trust, the Fund would bear its ratable share of the real estate investment trust's expenses, including its advisory and administration fees. At the same time the Fund would continue to pay its own investment management fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in real estate investment trusts.

  Zero Coupon Securities. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are pur-chased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

   A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

   Lending of Portfolio Securities. The Fund will not lend its portfolio securities.

   Rule 144A Securities. The Fund may invest up to 10% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of such securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration.


   The Securities and Exchange Commission has adopted Rule 144A under the Securities Act, which permits the Fund to buy securities restricted as to resale to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees of the Fund, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," such security will not be included within the category "illiquid securities," which under current policy may not exceed 10% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.


   Options. The Fund also may purchase and sell (write) call and put options on debt and equity securities which are listed on Exchanges or are written in over-the-counter transactions ("OTC Options"). Listed options, which are currently listed on several different Exchanges, are issued by the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC the underlying security covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC the underlying security at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security to the OCC at the stated exercise price. The Fund will not write covered options on portfolio securities exceeding in the aggregate 5% of the value of its total assets.

   OTC Options. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. The Fund will engage in OTC option transactions only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York.

   Covered Call Writing. The Fund is permitted to write covered call options on portfolio securities in order to aid it in achieving its investment objective. As a writer of a call option, the Fund has the obligation, upon notice of exercise of the option, to deliver the security underlying the option (certain listed call options written by the Fund will be exercisable by the purchaser only on a specific date).

   Covered Put Writing. As a writer of covered put options, the Fund incurs an obligation to buy the security underlying the option from the purchaser of the put at the option's exercise price at any time during the option period. The Fund will write put options for two purposes: (1) to receive the premiums paid by purchasers; and (2) when the Investment Manager wishes to purchase the security underlying the option at a price lower than its current market price, in which case it will write the covered put at an exercise price reflecting the lower purchase price sought.

   Purchasing Call and Put Options. The Fund may invest up to 5% of its total assets in the purchase of put and call options on securities and stock indexes. The Fund may purchase put options on securities which it holds (or has the right to acquire) in its portfolio only to protect itself against a decline in the value of the security. The Fund may also purchase put options to close out written put positions in a manner similar to call option closing purchase transactions.

   Futures Contracts. The Fund may purchase and sell interest rate and stock index futures contracts ("futures contracts") that are traded on U.S. commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, and bills and GNMA Certificates ("interest rate" futures) and such indexes as the S&P 500 Index and the New York Stock Exchange Composite Index ("stock index" futures) and the Moody's Investment-Grade Corporate Bond Index ("bond index" futures). As a futures contract purchaser, the Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The Fund will purchase or sell interest rate futures contracts and bond index futures contracts for the purpose of hedging its fixed-income portfolio (or anticipated portfolio) securities against changes in prevailing interest rates. The Fund will purchase or sell stock index futures contracts for the purpose of hedging its equity portfolio (or anticipated portfolio) securities against changes in their prices.

   The Fund also may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position.


   Repurchase Agreements. The Fund may enter into repurchase agreements, which may be viewed as a type of secured lending by the Fund, and which typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. While repurchase agreements involve certain risks not associated with direct investments in debt securities, including the risks of default or bankruptcy of the selling financial institution, the Fund follows procedures designed to minimize those risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well established financial institutions and maintaining adequate collateralization.


RISK CONSIDERATIONS

   Corporate Notes and Bonds and U.S. Government Securities. Payments of interest and principal of U.S. Government securities are guaranteed by the U.S. Government, however, neither the value nor the yield of corporate notes and bonds and U.S. Government securities which may be invested in by the Fund are guaranteed by the U.S. Government. Values and yield of corporate and government bonds will fluctuate with changes in prevailing interest rates and other factors. Generally, as prevailing interest rates rise, the value of corporate notes and bonds and government bonds held by the Fund will fall. Securities with longer maturities generally tend to produce higher yields and are subject to greater market fluctuation as a result of changes in interest rates than debt securities with shorter maturities. The Fund's yield will also vary based on the yield of the Fund's portfolio securities. The Fund is not limited as to the maturities of the U.S. Government securities in which it may invest.


   Mortgage-Backed Securities. Mortgage-Backed Securities have certain different characteristics than traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases such a security at a premium, a prepayment rate that is faster than expected may reduce yield to maturity, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity. Alternatively, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments may reduce, yield to maturity.

   Mortgage-Backed Securities, like all fixed-income securities, generally decrease in value as a result of increases in interest rates. In addition, although generally the value of fixed-income securities increases during periods of falling interest rates and, as stated above, decreases during periods of rising interest rates, as a result of prepayments and other factors, this is not always the case with respect to Mortgage-Backed Securities.

   Although the extent of prepayments on a pool of mortgage loans depends on various economic and other factors, as a general rule prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Mortgage-Backed Securities generally decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

   Common Stocks and Securities Convertible into Common Stocks. The net asset value of the Fund's shares will fluctuate with changes in market values of portfolio securities. To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, may sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilige.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

   Options and Futures Transactions. The Fund may close out its position as writer of an option, or as a buyer or seller of a futures contract only if a liquid secondary market exists for options or futures contracts of that series. There is no assurance that such a market will exist. Also, exchanges may limit the amount by which the price of many futures contracts may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

   The extent to which the Fund may enter into transactions involving options and futures contracts may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company and the Fund's intention to qualify as such. See "Dividends, Distributions and Taxes."

   While the futures contracts and options transactions to be engaged in by the Fund for the purpose of hedging the Fund's portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk is that the Investment Manager could be incorrect in its expectations as to the direction or extent of various interest rate or price movements or the time span within which the movements take place. For example, if the Fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates went down, causing bond prices to rise, the Fund would incur a loss on the sale. Another risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities.

   New futures contracts, options and other financial products and various combinations thereof continue to be developed. The Fund may invest in any such futures, options or products as may be developed, to the extent consistent with its investment objective and applicable regulatory requirements.

   Repurchase Agreements. While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager subject to procedures established by the Board of Trustees of the Fund. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 10% of its net assets.

   For additional risk disclosure, please refer to the "Investment Objective and Policies" and "Portfolio Characteristics" sections of the Prospectus and to the "Investment Practices and Policies" section of the Statement of Additional Information.

PORTFOLIO MANAGEMENT

   The Fund's portfolio is actively managed by its Investment Manager with a view to achieving the Fund's investment objective. In determining which securities to purchase for the Fund or hold in the Fund's portfolio, the Investment Manager will rely on information from various sources, including research, analysis and appraisals of brokers and dealers, including Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of InterCapital, the views of Trustees of the Fund and others regarding economic developments and interest rate trends, and the Investment Manager's own analysis of factors it deems relevant.


   Portfolio Managers. The assets of the Fund invested in fixed-income securities are managed within InterCapital's Taxable Fixed-Income Group, which manages twenty-five funds and fund portfolios, with approximately $13 billion in assets at February 28, 1997. Rajesh K. Gupta, Senior Vice President of InterCapital and a member of InterCapital's Taxable Fixed-Income Group, has been managing portfolios at InterCapital for over five years.

   The assets of the Fund invested in equity securities are managed within InterCapital's Growth and Income Group, which manages twenty-two equity funds and fund portfolios with approximately $24.6 billion in assets as of February 28, 1997. Paul D. Vance, Senior Vice President of InterCapital and a member of InterCapital's Growth and Income Group, has been a portfolio manager at InterCapital for over five years. Mr. Gupta and Mr. Vance are portfolio managers with primary responsibility for the day-to-day management of the Fund's portfolio and have managed the Fund since its inception.


   Although the Fund does not intend to engage in short-term trading of portfolio securities as a means of achieving its investment objective, it may sell portfolio securities without regard to the length of time they have been held whenever such sale will in the Investment Manager's opinion strengthen the Fund's position and contribute to its investment objective. The equity portfolio trading and the fixed-income portfolio trading engaged in by the Fund may result in portfolio turnover rates exceeding 10% and 60%, respectively. Brokerage commissions are not normally charged on the purchase or sale of U.S. Government obligations, but such transactions may involve costs in the form of spreads between bid and asked prices. Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR. In addition, the Fund may incur brokerage commissions on transactions conducted through DWR.

INVESTMENT RESTRICTIONS
-----------------------------------------------------------------------------

   The investment restrictions listed below are among the restrictions which have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. For purposes of the following limitations: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

   The Fund may not:

      1. Invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities).

      2. Purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.

      3. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities.

      4. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation of the United States Government, its agencies or instrumentalities. (See the Statement of Additional Information for additional investment restrictions.)

PURCHASE OF FUND SHARES
-----------------------------------------------------------------------------

   The Fund offers its shares for sale to the public on a continuous basis. Pursuant to a Distribution Agreement between the Fund and Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, shares of the Fund are distributed by the Distributor and offered by DWR and other dealers which have entered into selected dealer agreements with the Distributor ("Selected Broker-Dealers"). The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048.

   The offering price will be the net asset value per share next determined following receipt of an order by the Transfer Agent (see "Determination of Net Asset Value"). No sales charge is imposed at the time shares are purchased or redeemed. Sales personnel are compensated for selling shares of the Fund by the Distributor and/or Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive various types of non-cash compensation as special sales incentives, including trips, educational and/or business seminars and merchandise. The Fund and the Distributor reserve the right to reject any purchase orders.

   The minimum initial purchase is $1,000. Minimum subsequent purchases of $100 or more may be made by sending a check, payable to Dean Witter Balanced Income Fund, directly to Dean Witter Trust Company (the "Transfer Agent") at P.O. Box 1040, Jersey City, NJ 07303 or by contacting an account executive of DWR or other Selected Broker-Dealer. The minimum initial purchase in the case of investments through EasyInvest (Service Mark), an automatic purchase plan (see "Shareholder Services"), is $100, provided that the schedule of automatic investments will result in investments totalling at least $1,000 within the first twelve months. In the case of investments pursuant to Systematic Payroll Deduction Plans (including Individual Retirement Plans), the Fund, at its discretion, may accept investments without regard to any minimum amounts which would otherwise be required if the Fund has reason to believe that additional investments will increase the investment in all accounts under such Plans to at least $1,000. Certificates for shares purchased will not be issued unless a request is made by the shareholder in writing to the Transfer Agent. The offering price will be the net asset value per share next determined following receipt of an order (see "Determination of Net Asset Value").


   Shares of the Fund are sold through the Distributor on a normal three business day settlement basis; that is, payment is due on the third business day (settlement date) after the order is placed with the Distributor. Since DWR and other Selected Broker-Dealers forward investors' funds on settlement date, they will benefit from the temporary use of the funds if payment is made prior thereto. Investors will be entitled to receive income dividends and capital gains distributions if their order is received by the close of business on the day prior to the record date for such dividends and distributions. As noted above, orders placed directly with the Transfer Agent must be accompanied by payment. (See "Plan of Distribution" below.)

PLAN OF DISTRIBUTION

   The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act (the "Plan"), under which the Fund reimburses the Distributor for certain expenses incurred in the distribution of the Fund's shares. This fee is treated by the Fund as an expense in the year it is accrued.

   The principal activities and services which may be provided by DWR, its affiliates or any other Selected Broker-Dealer under the Plan include: (1) compensation to, and expenses of, DWR account executives and others including overhead and telephone expenses; (2) sales incentives and bonuses to sales representatives and to marketing personnel in connection with promoting sales of the Fund's shares; (3) expenses incurred in connection with promoting sales of the Fund's shares; (4) preparing and distributing sales literature; and (5) providing advertising and promotional activities, including direct mail solicitation and television, radio, newspaper, magazine and other media advertisments. Reimbursements for these services will be made in monthly payments by the Fund, which will in no event exceed an amount equal to a payment at the annual rate of 1.0% of the Fund's average daily net assets. Expenses incurred pursuant to the Plan in any fiscal year in excess of 1.0% of the Fund's average daily net assets will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. A portion of the fee payable pursuant to the Plan, equal to 0.25% of the Fund's average daily net assets, is characterized as a service fee within the meaning of NASD guidelines. The service fee is a payment made for personal service and/or maintenance of shareholder accounts.

   During a portion of the fiscal year ended January 31, 1997 (February 1, 1996 - March 31, 1996), the Investment Manager had undertaken to assume all operating expenses (except for any brokerage fees) and waive the compensation provided for in its Investment Management Agreement until such time as the Fund had $50 million in net assets or until March 31, 1996, whichever occurred first. The Fund began paying fees on April 1, 1996, at which time the waiver expired. During the fiscal year ended January 31, 1997, the Fund accrued to the Distributor under the Plan $402,411, of which the fee payable after the waiver was $346,026.


DETERMINATION OF NET ASSET VALUE

   The net asset value per share of the Fund is determined once daily at 4:00 p.m., New York time, on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), by taking the value of all assets of the Fund, subtracting all its liabilities, dividing by the number of shares outstanding and adjusting to the nearest cent. The net asset value per share will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.


   In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) an option is valued at the mean between the latest bid and asked prices; (3) a futures contract is valued at the latest sales price on the commodities exchange on which it trades unless the Trustees determine that such price does not reflect its market value, in which case it will be valued at its fair value as determined by the Board of Trustees; (4) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price; (5) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (6) the value of short-term debt securities which mature at a date less than sixty days subsequent to valuation date will be determined on an amortized cost or amortized value basis; and (7) the value of other assets will be determined in good faith at fair value under procedures established by and under the general supervision of the Fund's Trustees. Dividends receivable are accrued as of the ex-dividend date. Interest income is accrued daily.

   Certain securities in the Fund's portfolio may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.


SHAREHOLDER SERVICES
-----------------------------------------------------------------------------

   Automatic Investment of Dividends and Distributions. All income dividends and capital gains distributions are automatically paid in full and fractional shares of the Fund (or, if specified by the shareholder, any other open-end investment company for which InterCapital serves as investment manager (collectively, with the Fund, the "Dean Witter Funds")), unless the shareholder requests that they be paid in cash.

   Investment of Dividends or Distributions Received in Cash. Any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution at the net asset value next determined after receipt by the Transfer Agent, by returning the check or the proceeds to the Transfer Agent within thirty days after the payment date.

   EasyInvest. (Service Mark) Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund (see "Purchase of Fund Shares" and "Redemptions and Repurchases--Involuntary Redemption").

  Systematic Withdrawal Plan. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds to the shareholder will be the designated monthly or quarterly amount.

   Tax-Sheltered Retirement Plans. Retirement plans are available for use by corporations, the self-employed, Individual Retirement Accounts and Custodial Accounts under Section 403(b)(7) of the Internal Revenue Code. Adoption of such plans should be on advice of legal counsel or tax adviser.

   Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about any of the above services.

EXCHANGE PRIVILEGE

   An "Exchange Privilege", that is, the privilege of exchanging shares of certain Dean Witter Funds for shares of the Fund, exists whereby shares of various Dean Witter Funds which are open-end investment companies sold with either a front-end (at time of purchase) sales charge ("FESC funds") or a contingent deferred sales charge ("CDSC funds") may be redeemed at their next calculated net asset value and the proceeds of the redemption may be used to purchase shares of the Fund, shares of Dean Witter Tax-Free Daily Income Trust, Dean Witter U.S. Government Money Market Trust, Dean Witter Liquid Asset Fund Inc., Dean Witter California Tax-Free Daily Income Trust and Dean Witter New York Municipal Money Market Trust (which five funds are hereinafter called "money market funds") and shares of Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Balanced Growth Fund, Dean Witter Intermediate Term U.S. Treasury Trust, Dean Witter Short-Term Bond Fund and Dean Witter Limited Term Municipal Trust (collectively, the Fund, the money market funds, Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Balanced Growth Fund, Dean Witter Intermediate Term U.S. Treasury Trust, Dean Witter Short-Term Bond Fund and Dean Witter Limited Term Municipal Trust are referred to herein as the "Exchange Funds"). An exchange from an FESC fund or a CDSC fund to the Fund, Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Balanced Growth Fund, Dean Witter Intermediate Term U.S. Treasury Trust, Dean Witter Short-Term Bond Fund or Dean Witter Limited Term Municipal Trust is on the basis of the next calculated net asset value per share of each fund after the exchange order is received. When exchanging into a money market fund from an FESC fund or a CDSC fund, shares of the FESC fund or the CDSC fund are redeemed at their next calculated net asset value and exchanged for shares of the money market fund at their net asset value determined the following business day. Subsequently, shares of the Exchange Funds received in an exchange for shares of an FESC fund (regardless of the type of fund originally purchased) may be redeemed and exchanged for shares of the other Exchange Funds, FESC funds or CDSC funds (however, shares of CDSC funds, including shares acquired in exchange for (i) shares of FESC funds or (ii) shares of the Exchange Funds which were acquired in exchange for shares of FESC funds, may not be exchanged for shares of FESC funds). Additionally, shares of the Exchange Funds received in an exchange for shares of a CDSC fund (regardless of the type of fund originally purchased) may be redeemed and exchanged for shares of the other Exchange Funds or CDSC funds. Ultimately, any applicable contingent deferred sales charge ("CDSC") will have to be paid upon redemption of shares originally purchased from a CDSC fund. (If shares of the Exchange Fund received in exchange for shares originally purchased from a CDSC fund are exchanged for shares of another CDSC fund having a different CDSC schedule than that of the CDSC fund from which the Exchange Fund's shares were acquired, the shares will be subject to the higher CDSC schedule.) During the period of time the shares originally purchased from a CDSC fund remain in an Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period (for the purpose of determining the rate of CDSC) is frozen. If those shares are subsequently reexchanged for shares of a CDSC fund, the holding period previously frozen when the first exchange was made resumes on the last day of the month in which shares of the CDSC fund are reacquired. Thus, the CDSC is based upon the period of time (calculated as described above) the shareholder was invested in a CDSC fund. Exchanges involving FESC funds or CDSC funds may be made after the shares of the FESC fund or CDSC fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment.

   Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Investment Manager to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Investment Manager's discretion, may be limited by the Fund's refusal to accept additional purchases and/or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors should be aware that the Fund and each of the other Dean Witter Funds may at their discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange.

   The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and read it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares on which the shareholder has realized a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.

   If DWR or another Selected Broker-Dealer is the current dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of the Fund for shares of any of the above Dean Witter Funds (for which the Exchange Privilege is available) pursuant to this Exchange Privilege by contacting their DWR or other Selected Dealer account executive (no Exchange Privilege Authorization Form is required). Other shareholders (and those who are clients of DWR or other Selected Broker-Dealer but who wish to make exchanges directly by writing or telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization Form, copies of which may be obtained from the Fund, to initiate an exchange. If the Authorization Form is used, exchanges may be made in writing or by contacting the Transfer Agent at
(800) 869-NEWS (toll-free).

   The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. Such procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions may also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.


   Telephone exchange instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m., New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone should contact his or her DWR or other Selected Broker-Dealer account executive, if appropriate, or make a written exchange request. Shareholders are advised that during periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the experience of the other Dean Witter Funds in the past.

   Additional information on the above is available from an account executive of DWR or another Selected Broker-Dealer or from the Transfer Agent.

REDEMPTIONS AND REPURCHASES
-----------------------------------------------------------------------------


   Redemption. Shares of the Fund can be redeemed for cash at any time at the net asset value per share without any redemption or other charge. If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption, along with any additional documentation required by the Transfer Agent. The share certificate, or an accompanying stock power, and the request for redemption, must be signed by the shareholder or shareholders exactly as the shares are registered. Each request for redemption, whether or not accompanied by a share certificate, must be sent to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303, which will redeem the shares at their net asset value next determined (see "Purchase of Fund Shares--Determination of Net Asset Value") after it receives the request, and certificates, if any, in good order. Any redemption request received after such determination will be redeemed at the price next determined. The term "good order" means that the share certificates, if any, and request for redemption are properly signed, accompanied by any documentation required by the Transfer Agent, and bear signature guarantees when required by the Fund or the Transfer Agent. If redemption is requested by a corporation, partnership, trust or fiduciary, the Transfer Agent may require that written evidence of authority acceptable to the Transfer Agent be submitted before such request will be accepted. A stock power may be obtained from any dealer or commercial bank. The Fund may change the signature guarantee requirements upon notice to shareholders, which may be by means of a supplement to the Prospectus or a new Prospectus.


   Whether certificates are held by the shareholder or shares are held in a shareholder's account, if the proceeds are to be paid to any person other than the record owner, or if the proceeds are to be paid to a corporation (other than the Distributor for the account of the shareholder), partnership, trust or fiduciary, or sent to the shareholder at an address other than the registered address, signature(s) must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is an eligible guarantor).

Repurchase. DWR and other Selected Broker-Dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other Selected Broker-Dealers upon the telephonic or telegraphic request of the shareholder. The repurchase price is the net asset value per share next determined (see "Purchase of Fund Shares") after such purchase order is received by DWR or other Selected Broker-Dealer.

   The offer by DWR and other Selected Broker-Dealers to repurchase shares may be suspended without notice by them at any time. In that event, shareholders may redeem their shares through the Fund's Transfer Agent as set forth above under "Redemption."


   Payment for Shares Redeemed or Repurchased. Payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended under unusual circumstances, e.g., when normal trading is not taking place on the New York Stock Exchange. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.


   Reinstatement Privilege. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within thirty days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund at the net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent.

   Involuntary Redemption. The Fund reserves the right to redeem, upon sixty days' notice and at net asset value, the shares of any shareholder (other than shares held in an Individual Retirement Account or Custodial Account under Section 403(b)(7) of the Internal Revenue Code) whose shares have a value of less than $100 as a result of redemptions or repurchases, or such lesser amount as may be fixed by the Board of Trustees or, in the case of an account opened through EasyInvest (Service Mark), if after twelve months the shareholder has invested less than $1,000 in the account. However, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares is less than the applicable amount and allow the shareholder to make an additional investment in an amount which will increase the value of the account to at least the applicable amount or more before the redemption is processed.

DIVIDENDS, DISTRIBUTIONS AND TAXES
-----------------------------------------------------------------------------

   Dividends and Distributions. The Fund intends to pay quarterly dividends and to distribute substantially all of the Fund's net investment income and net short-term and net long-term capital gains, if there are any, at least once each year. The Fund may, however, determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment.

   All dividends and any capital gains distributions will be paid in additional Fund shares and automatically credited to the shareholder's account without issuance of a share certificate unless the shareholder requests in writing that all dividends be paid in cash. (See "Shareholder Services--Automatic Investment of Dividends and Distributions".)

   Taxes. Because the Fund intends to distribute all of its net investment income and net short-term capital gains to shareholders and otherwise remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Fund will be required to pay any federal income tax. Shareholders who are required to pay taxes on their income will normally have to pay federal income taxes, and any state income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash.

   One of the requirements for the Fund to remain qualified as a regulated investment company is that less than 30% of the Fund's gross income be derived from gains from the sale or other disposition of securities held for less than three months. Accordingly, the Fund may be restricted in the writing of options on securities held for less than three months, in the writing of options which expire in less than three months, and in effecting closing transactions with respect to call or put options which have been written or purchased less than three months prior to such transactions. The Fund may also be restricted in its ability to engage in transactions involving futures contracts.

  Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the dividends received deduction.


   The Fund may at times make payments from sources other than income or net capital gains. Payments from such sources will, in effect, represent a return of a portion of each shareholder's investment. All, or a portion, of such payments will not be taxable to shareholders.


   At the end of the calendar year, shareholders will be sent full information on their dividends and capital gains distributions for tax purposes, including information as to the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of dividends eligible for the Federal dividends received deduction available to corporations. To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy.

   Shareholders should consult their tax advisers as to the applicability of the foregoing to their current situation.

PERFORMANCE INFORMATION
-----------------------------------------------------------------------------

   From time to time the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. Both the yield and the total return of the Fund are based on historical earnings and are not intended to indicate future performance. The yield of the Fund is computed by dividing the net investment income of the Fund over a 30-day period by an average value (using the average number of shares entitled to receive dividends and the net asset value per share at the end of the period), all in accordance with applicable regulatory requirements. Such amount is compounded for six months and then annualized for a twelve-month period to derive the yield of the Fund.

   From time to time the Fund may quote its "total return" in advertisements and sales literature. The total return of the Fund is based on historical earnings and is not intended to indicate future performance. The "average annual total return" of the Fund refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in the Fund of $1,000 over periods of one, five and ten years, or over the life of the Fund, if less than any of the foregoing. Total return and average annual total return reflect all income earned by the Fund, any appreciation or depreciation of the Fund's assets and all expenses incurred by the Fund for the stated periods. It also assumes reinvestment of all dividends and distributions paid by the Fund.

   In addition to the foregoing, the Fund may advertise its total return over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of the Fund. The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations (such as mutual fund performance rankings of Lipper Analytical Services, Inc. and the S&P 500 Index).

ADDITIONAL INFORMATION
-----------------------------------------------------------------------------

   Voting Rights. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges.

   The Fund is not required to hold Annual Meetings of Shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the Shareholders.

   Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

   Code of Ethics. Directors, officers and employees of InterCapital, Dean Witter Services Company Inc. and the Distributor are subject to a strict Code of Ethics adopted by those companies. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from a person's employment activities and that actual and potential conflicts of interest are avoided. To achieve these goals and comply with regulatory requirements, the Code of Ethics requires, among other things, that personal securities transactions by employees of the companies be subject to an advance clearance process to monitor that no Dean Witter Fund is engaged at the same time in a purchase or sale of the same security. The Code of Ethics bans the purchase of securities in an initial public offering and prohibits engaging in futures and options transactions and profiting on short-term trading (that is, a purchase within 60 days of a sale or a sale within 60 days of a purchase) of a security. In addition, investment personnel may not purchase or sell a security for their personal account within 30 days before or after any transaction in any Dean Witter Fund managed by them. Any violations of the Code of Ethics are subject to sanctions, including reprimand, demotion or suspension or termination of employment. The Code of Ethics comports with regulatory requirements and the recommendations in the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.

   Shareholder Inquiries. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.

                           THE DEAN WITTER FAMILY OF FUNDS

MONEY MARKET FUNDS
Dean Witter Liquid Asset Fund Inc.
Dean Witter U.S. Government Money
 Market Trust
Dean Witter Tax-Free Daily Income Trust
Dean Witter California Tax-Free Daily
 Income Trust
Dean Witter New York Municipal Money
 Market Trust


EQUITY FUNDS
Dean Witter American Value Fund
Dean Witter Natural Resource Development
 Securities Inc.
Dean Witter Dividend Growth Securities Inc.
Dean Witter Developing Growth Securities Trust
Dean Witter World Wide Investment Trust
Dean Witter Value-Added Market Series
Dean Witter Utilities Fund
Dean Witter Capital Growth Securities
Dean Witter European Growth Fund Inc.
Dean Witter Precious Metals and Minerals Trust
Dean Witter Pacific Growth Fund Inc.
Dean Witter Health Sciences Trust
Dean Witter Global Dividend Growth Securities
Dean Witter Global Utilities Fund
Dean Witter International Small Cap Fund
Dean Witter Mid-Cap Growth Fund
Dean Witter Balanced Growth Fund
Dean Witter Capital Appreciation Fund
Dean Witter Information Fund
Dean Witter Japan Fund
Dean Witter Income Builder Fund
Dean Witter Special Value Fund
Dean Witter Financial Services Trust
Dean Witter Market Leader Trust


FIXED-INCOME FUNDS
Dean Witter High Yield Securities Inc.
Dean Witter Tax-Exempt Securities Trust
Dean Witter U.S. Government Securities Trust
Dean Witter Federal Securities Trust
Dean Witter Convertible Securities Trust
Dean Witter California Tax-Free Income Fund
Dean Witter New York Tax-Free Income Fund
Dean Witter World Wide Income Trust
Dean Witter Intermediate Income Securities
Dean Witter Global Short-Term Income Fund Inc.
Dean Witter Multi-State Municipal Series Trust
Dean Witter Premier Income Trust
Dean Witter Short-Term U.S. Treasury Trust
Dean Witter Diversified Income Trust
Dean Witter Limited Term Municipal Trust
Dean Witter Short-Term Bond Fund
Dean Witter National Municipal Trust
Dean Witter High Income Securities
Dean Witter Balanced Income Fund
Dean Witter Hawaii Municipal Trust
Dean Witter Intermediate Term U.S. Treasury Trust

DEAN WITTER RETIREMENT SERIES
Liquid Asset Series
U.S. Government Money Market Series
U.S. Government Securities Series
Intermediate Income Securities Series
American Value Series
Capital Growth Series
Dividend Growth Series
Strategist Series
Utilities Series
Value-Added Market Series
Global Equity Series

ASSET ALLOCATION FUNDS
Dean Witter Strategist Fund
Dean Witter Global Asset Allocation Fund

ACTIVE ASSETS ACCOUNT PROGRAM
Active Assets Money Trust
Active Assets Tax-Free Trust
Active Assets California Tax-Free Trust
Active Assets Government Securities Trust

Dean Witter                                     DEAN WITTER
Balanced Income Fund                            BALANCED
Two World Trade Center                          INCOME FUND
New York, New York 10048

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and
General Counsel

Rajesh K. Gupta
Vice President

Paul D. Vance
Vice President

Thomas F. Caloia
Treasurer

CUSTODIAN
The Bank of New York
90 Washington Street
New York, New York 10286

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
Dean Witter Trust Company
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
Dean Witter InterCapital Inc.


                                              PROSPECTUS--MARCH 27, 1997

STATEMENT OF ADDITIONAL INFORMATION
MARCH 27, 1997


                                                     DEAN WITTER
                                                     BALANCED INCOME
                                                     FUND
-----------------------------------------------------------------------------

   Dean Witter Balanced Income Fund (the "Fund") is an open-end, diversified management investment company whose investment objective is to provide current income and moderate capital growth. The Fund seeks to achieve its objective by investing under normal market conditions, at least 60% of its total assets in a diversified portfolio of investment grade fixed-income securities such as corporate notes and bonds and in obligations issued or guaranteed by the U.S. Government, its agencies and its instrumentalities; and at least 25% of its total assets in common stocks of companies which have a record of paying dividends and, in the opinion of the Investment Manager, have the potential for increasing dividends and in securities convertible into common stock. (See "Investment Practices and Policies.")


   A Prospectus for the Fund dated March 27, 1997, which provides the basic information you should know before investing in the Fund, may be obtained without charge from the Fund at its address or telephone numbers listed below or from the Fund's Distributor, Dean Witter Distributors Inc., or from Dean Witter Reynolds Inc., at any of its branch offices. This Statement of Additional Information is not a Prospectus. It contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Prospectus.


Dean Witter Balanced Income Fund
Two World Trade Center
New York, New York 10048
(212) 392-2550 or
(800) 869-NEWS (toll-free)

TABLE OF CONTENTS
-----------------------------------------------------------------------------


 The Fund and its Management.............   3
Trustees and Officers...................    6
Investment Practices and Policies ......   12
Investment Restrictions.................   21
Portfolio Transactions and Brokerage ...   22
The Distributor.........................   24
Shareholder Services....................   27
Redemptions and Repurchases.............   31
Dividends, Distributions and Taxes .....   32
Performance Information.................   33
Shares of the Fund......................   34
Custodian and Transfer Agent ...........   35
Independent Accountants.................   35
Reports to Shareholders.................   35
Legal Counsel...........................   35
Experts ................................   35
Registration Statement..................   35
Financial Statements at January 31,
 1997...................................   36
Report of Independent Accountants  .....   46
Appendix................................   47

THE FUND AND ITS MANAGEMENT
-----------------------------------------------------------------------------

THE FUND

   The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of the Commonwealth of Massachusetts on November 23, 1994.

THE INVESTMENT MANAGER


   Dean Witter InterCapital Inc. (the "Investment Manager" or "InterCapital"), a Delaware corporation, whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. InterCapital is a wholly-owned subsidiary of Dean Witter, Discover & Co. ("DWDC"), a Delaware corporation. In an internal reorganization which took place in January, 1993, InterCapital assumed the investment advisory, administrative and management activities previously performed by the InterCapital Division of Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of InterCapital. (As hereinafter used in this Statement of Additional Information, the terms "InterCapital" and "Investment Manager" refer to DWR's InterCapital Division prior to the internal reorganization and to Dean Witter InterCapital Inc. thereafter.) The daily management of the Fund and research relating to the Fund's portfolio are conducted by or under the direction of officers of the Fund and of the Investment Manager, subject to review of investments by the Fund's Board of Trustees. Information as to these Trustees and officers is contained under the caption "Trustees and Officers."

   InterCapital is also the investment manager of the following investment companies: Dean Witter Liquid Asset Fund Inc., InterCapital Income Securities Inc., Dean Witter High Yield Securities Inc., Dean Witter Tax-Free Daily Income Trust, Dean Witter Developing Growth Securities Trust, Dean Witter Tax-Exempt Securities Trust, Dean Witter Natural Resource Development Securities Inc., Dean Witter Dividend Growth Securities Inc., Dean Witter American Value Fund, Dean Witter U.S. Government Money Market Trust, Dean Witter Variable Investment Series, Dean Witter World Wide Investment Trust, Dean Witter Select Municipal Reinvestment Fund, Dean Witter U.S. Government Securities Trust, Dean Witter California Tax-Free Income Fund, Dean Witter New York Tax-Free Income Fund, Dean Witter Convertible Securities Trust, Dean Witter Federal Securities Trust, Dean Witter Value-Added Market Series, High Income Advantage Trust, High Income Advantage Trust II, High Income Advantage Trust III, Dean Witter Government Income Trust, Dean Witter Utilities Fund, Dean Witter California Tax-Free Daily Income Trust, Dean Witter Strategist Fund, Dean Witter World Wide Income Trust, Dean Witter Intermediate Income Securities, Dean Witter New York Municipal Money Market Trust, Dean Witter Capital Growth Securities, Dean Witter European Growth Fund Inc., Dean Witter Precious Metals and Minerals Trust, Dean Witter Global Short-Term Income Fund Inc., Dean Witter Pacific Growth Fund Inc., Dean Witter Multi-State Municipal Series Trust, Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Premier Income Trust, Dean Witter Diversified Income Trust, Dean Witter Health Sciences Trust, Dean Witter Retirement Series, Dean Witter Global Dividend Growth Securities, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Global Utilities Fund, Dean Witter High Income Securities Trust, Dean Witter International SmallCap Fund, Dean Witter Select Dimensions Investment Series, Dean Witter Mid-Cap Growth Fund, Dean Witter Global Asset Allocation Fund, Dean Witter National Municipal Trust, Dean Witter Balanced Growth Fund, Dean Witter Hawaii Municipal Trust, Dean Witter Capital Appreciation Fund, Dean Witter Information Fund, Dean Witter Intermediate Term U.S. Treasury Trust, Dean Witter Japan Fund, Dean Witter Income Builder Fund, Dean Witter Financial Services Trust, Dean Witter Market Leader Trust, Dean Witter Special Value Fund, InterCapital Quality Municipal Income Trust, InterCapital California Quality Municipal Securities, InterCapital New York Quality Municipal Securities, InterCapital Quality Municipal Investment Trust, Active Assets Money Trust, Active Assets Tax-Free Trust, Active Assets California Tax-Free Trust, Active Assets Government Securities Trust, Municipal Income Trust, Municipal Income Trust II, Municipal Income Trust III, Municipal Income Opportunities Trust, Municipal Income Opportunities Trust II, Municipal Income Opportunities Trust III, Prime Income Trust and Municipal Premium Income Trust. The foregoing investment companies, together with the Fund, are collectively referred to as the Dean Witter Funds. In addition, Dean Witter Services Company Inc., ("DWSC"), a wholly-owned subsidiary of InterCapital, serves as manager for the following investment companies for which TCW Funds Management, Inc. is the investment adviser: TCW/DW Core Equity Trust, TCW/DW North American Government Income Trust, TCW/DW Latin American Growth Fund, TCW/DW Income and Growth Fund, TCW/DW Small Cap

Growth Fund, TCW/DW Balanced Fund, TCW/DW Emerging Markets Opportunities Trust, TCW/DW Mid-Cap Equity Trust, TCW/DW Global Telecom Trust, TCW/DW Strategic Income Trust, TCW/DW Total Return Trust, TCW/DW Term Trust 2000, TCW/DW Term Trust 2002 and TCW/DW Term Trust 2003 (the "TCW/DW Funds"). InterCapital also serves as: (i) sub-adviser to Templeton Global Opportunities Trust, an open-end investment company; (ii) administrator of The BlackRock Strategic Term Trust Inc., a closed-end investment company; and
(iii) subadministrator of MassMutual Participation Investors and Templeton Global Governments Income Trust, closed-end investment companies.


   Pursuant to an Investment Management Agreement (the "Agreement") with the Investment Manager, the Fund has retained the Investment Manager to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates such information and advice relating to the economy, securities markets and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

   Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, such office space, facilities, equipment, clerical help and bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, statements of additional information, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In addition, the Investment Manager pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

   Pursuant to a Services Agreement between InterCapital and DWSC, a wholly-owned subsidiary of InterCapital, dated December 31, 1993, DWSC provides administrative services to the Dean Witter Funds. On April 17, 1995, DWSC was reorganized in the State of Delaware, necessitating the entry into a new Services Agreement by InterCapital and DWSC on such date. The foregoing internal reorganizations did not result in any change in the nature or scope of the administrative services being provided to the Fund or any of the fees being paid by the Fund for the overall services being performed under the terms of the existing Management Agreement.


   Expenses not expressly assumed by the Investment Manager under the Agreement or by Dean Witter Distributors Inc., the Distributor of the Fund's shares ("Distributors" or "the Distributor") will be paid by the Fund. The expenses borne by the Fund include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1 (see "The Distributor"); charges and expenses of any registrar; custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing of share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and Statements of Additional Information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager) and independent accountants; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation.


   As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the annual rate of 0.60% to the Fund's daily net assets. During the period March 28, 1995 (commencement of operations) through January 31, 1996 and during a portion of the fiscal year ended January 31, 1997 (February 1, 1996-March 31, 1996) the Investment Manager had undertaken to assume all operating expenses (except for any brokerage fees) and waive the compensation provided for in its Agreement until such time as the Fund had $50 million in net assets or until March 31, 1996, whichever occurred first. The Fund began paying fees on April 1, 1996 at which time the waiver expired. During the period ended January 31, 1996 and the fiscal year ended January 31, 1997, the Fund accrued to the Investment Manager total compensation under the Agreement in the amounts of $80,879 and $241,446, respectively, of which actual amounts payable after the waiver were $0 and $207,615, respectively.


   The Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors. The Agreement in no way restricts the Investment Manager from acting as investment manager or adviser to others.


   The Investment Manager paid the organizational expenses of the Fund of appoximately $170,000 of which approximately $136,000 have been reimbursed. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencment of operations.


   The Agreement was initially approved by the Trustees on January 25, 1995 and by InterCapital, as the then sole shareholder, on February 16, 1995. The Agreement may be terminated at any time, without penalty, on thirty days' notice by the Trustees of the Fund, by the holders of a majority of the outstanding shares of the Fund, as defined in the Investment Company Act of 1940, as amended (the "Act"), or by the Investment Manager. The Agreement will automatically terminate in the event of its assignment (as defined in the Act).


   Under its terms, the Agreement had an initial term ending April 30, 1996, and provides that it will continue from year to year thereafter, provided continuance of the Agreement is approved at least annually by the vote of the holders of a majority of the outstanding shares of the Fund, as defined in the Act, or by the Trustees of the Fund; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees of the Fund who are not parties to the Agreement or "interested persons" (as defined in the Act) of any such party (the "Independent Trustees"), which vote must be cast in person at a meeting called for the purpose of voting on such approval. At their Meeting held on April 17, 1996, the Trustees approved the continuance of the Agreement until April 30, 1997.

   The Fund has acknowledged that the name "Dean Witter" is a property right of DWR. The Fund has agreed that DWR or its parent company may use or, at any time, permit others to use, the name "Dean Witter." The Fund has also agreed that in the event the Agreement is terminated, or if the affiliation between InterCapital and its parent company is terminated, the Fund will eliminate the name "Dean Witter" from its name if DWR or its parent company shall so request.

TRUSTEES AND OFFICERS
-----------------------------------------------------------------------------


   The Trustees and Executive Officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with InterCapital, and with the 84 Dean Witter Funds and the 14 TCW/DW Funds are shown below:



  NAME, AGE, POSITION WITH FUND AND ADDRESS          PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
--------------------------------------------  --------------------------------------------------------
Michael Bozic (56)..........................  Chairman and Chief Executive Officer of Levitz Furniture (since
Trustee                                       November, 1995); Director or Trustee of the Dean Witter Funds;
c/o Levitz Furniture Corporation              formerly President and Chief Executive Officer of Hills
6111 Broken Sound Parkway, N.W.               Department Stores (May, 1991-July, 1995); formerly variously
Boca Raton, Florida                           Chairman, Chief Executive Officer, President and Chief
                                              Operating Officer (1987-1991) of the Sears Merchandise Group
                                              of Sears, Roebuck and Co.; Director of Eaglemark Financial
                                              Services, Inc., the United Negro College Fund and Weirton
                                              Steel Corporation.
Charles A. Fiumefreddo* (63)................. Chairman, Chief Executive Officer and Director of InterCapital,
Chairman, President,                          Distributors and DWSC; Executive Vice President and Director
Chief Executive Officer and Trustee           of DWR; Chairman, Director or Trustee, President and Chief
Two World Trade Center                        Executive Officer of the Dean Witter Funds; Chairman, Chief
New York, New York                            Executive Officer and Trustee of the TCW/DW Funds; Chairman
                                              and Director of Dean Witter Trust Company ("DWTC"); Director
                                              and/or officer of various DWDC subsidiaries; formerly Executive
                                              Vice President and Director of DWDC (until February, 1993).
Edwin J. Garn (64)..........................  Director or Trustee of the Dean Witter Funds; formerly United
Trustee                                       States Senator (R-Utah)(1974-1992) and Chairman, Senate
c/o Huntsman Corporation                      Banking Committee (1980-1986); formerly Mayor of Salt Lake
500 Huntsman Way                              City, Utah (1972-1974); formerly Astronaut, Space Shuttle
Salt Lake City, Utah                          Discovery (April 12-19, 1985); Vice Chairman, Huntsman
                                              Corporation (since January, 1993); Director of Franklin Quest
                                              (time management systems) and John Alden Financial Corp. (health insurance); member of the board of various civic and charitable organizations.
John R. Haire (72)..........................  Chairman of the Audit Committee and Chairman of the Committee
Trustee                                       of the Independent Directors or Trustees and Director or Trustee
Two World Trade Center                        of the Dean Witter Funds; Chairman of the Audit Committee
New York, New York                            and Chairman of the Committee of the Independent Trustees
                                              and Trustee of the TCW/DW Funds; formerly President, Council for Aid to Education (1978-1989) and Chairman and Chief Executive
                                              Officer of Anchor Corporation, an Investment Adviser
                                              (1964-1978); Director of Washington National Corporation
                                              (insurance).

                                6

  NAME, AGE, POSITION WITH FUND AND ADDRESS          PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
--------------------------------------------  --------------------------------------------------------
Dr. Manuel H. Johnson (48)..................  Senior Partner, Johnson Smick International, Inc., a consulting
Trustee                                       firm; Co-Chairman and a founder of the Group of Seven Council
c/o Johnson Smick International, Inc.         (G7C), an international economic commission; Director or
1133 Connecticut Avenue, N.W.                 Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds;
Washington, DC                                Director of NASDAQ (since June, 1995); Director of Greenwich
                                              Capital Markets, Inc. (broker-dealer); Trustee of the Financial
                                              Accounting Foundation (oversight organization for the FASB);
                                              formerly Vice Chairman of the Board of Governors of the Federal
                                              Reserve System (1986-1990) and Assistant Secretary of the
                                              U.S. Treasury (1982-1986).
Michael E. Nugent (60)......................  General Partner, Triumph Capital, L.P., a private investment
Trustee                                       partnership; Director or Trustee of the Dean Witter Funds;
c/o Triumph Capital, L.P.                     Trustee of the TCW/DW Funds; formerly Vice President, Bankers
237 Park Avenue                               Trust Company and BT Capital Corporation (1984-1988); Director
New York, New York                            of various business organizations.
Philip J. Purcell* (53).....................  Chairman of the Board of Directors and Chief Executive Officer
Trustee                                       of DWDC, DWR and Novus Credit Services Inc.; Director of
Two World Trade Center                        InterCapital, DWSC and Distributors; Director or Trustee of
New York, New York                            the Dean Witter Funds; Director and/or officer of various
                                              DWDC subsidiaries.
John L. Schroeder (66)......................  Retired; Director or Trustee of the Dean Witter Funds; Trustee
Trustee                                       of the TCW/DW Funds; Director of Citizens Utilities Company;
c/o Gordon Altman Butowsky                    formerly Executive Vice President and Chief Investment Officer
 Weitzen Shalov & Wein                        of the Home Insurance Company (August, 1991-Septem ber, 1995);
Counsel to the Independent Trustees           and formerly Chairman and Chief Investment Officer of
114 West 47th Street                          Axe-Houghton Management and the Axe-Houghton Funds
New York, New York                            (1983-1991).
Barry Fink (42).............................  Senior Vice President (since March, 1997) and Secretary and
Vice President,                               General Counsel (since February, 1997) of InterCapital and
Secretary and General Counsel                 DWSC; Senior Vice President (since March, 1997), Assistant
Two World Trade Center                        Secretary and Assistant General Counsel of Distributors (since
New York, New York                            February, 1997); Assistant Secretary of DWR (since August,
                                              1996); Vice President, Secretary and General Counsel of the
                                              Dean Witter Funds and the TCW/DW Funds (since February, 1997);
                                              previously First Vice President (June, 1993-February, 1997),
                                              Vice President (until June, 1993) and Assistant Secretary
                                              and Assistant General Counsel of InterCapital and DWSC and
                                              Assistant Secretary of the Dean Witter Funds and the TCW/DW
                                              Funds.
Thomas F. Caloia (51).......................  First Vice President and Assistant Treasurer of InterCapital
Treasurer                                     and DWSC; Treasurer of the Dean Witter Funds and the TCW/DW
Two World Trade Center                        Funds.
New York, New York

                                7

  NAME, AGE, POSITION WITH FUND AND ADDRESS          PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
--------------------------------------------  --------------------------------------------------------
Rajesh K. Gupta (36)........................  Senior Vice President of InterCapital; Vice President of various
Vice President                                Dean Witter Funds.
Two World Trade Center
New York, New York
Paul D. Vance (61)..........................  Senior Vice President of InterCapital; Vice President of various
Vice President                                Dean Witter Funds.

Two World Trade Center
New York, New York [FN]
------------
* Denotes Trustees who are "interested persons" of the Fund, as defined in the Act.


   In addition, Robert M. Scanlan, President and Chief Operating Officer of InterCapital and DWSC, Executive Vice President of Distributors and DWTC and Director of DWTC, Joseph J. McAlinden, Executive Vice President and Chief Investment Officer of InterCapital and Director of DWTC, Robert S. Giambrone, Senior Vice President of InterCapital, DWSC, Distributors and DWTC and Director of DWTC, and Peter M. Avelar, Kenton J. Hinchliffe, Mark Bavoso and Jonathan R. Page, Senior Vice Presidents of InterCapital, are Vice Presidents of the Fund. Marilyn K. Cranney, First Vice President and Assistant General Counsel of InterCapital and DWSC, Lou Anne D. McInnis and Ruth Rossi, Vice Presidents and Assistant General Counsels of InterCapital and DWSC, and Frank Bruttomesso and Carsten Otto, Staff Attorneys with InterCapital, are Assistant Secretaries of the Fund.


THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES


   The Board of Trustees consists of eight (8) trustees. These same individuals also serve as directors or trustees for all of the Dean Witter Funds, and are referred to in this section as Trustees. As of the date of this Statement of Additional Information, there are a total of 83 Dean Witter Funds, comprised of 126 portfolios. As of February 28, 1997, the Dean Witter Funds had total net assets of approximately $84.2 billion and more than six million shareholders.

   Six Trustees (75% of the total number) have no affiliation or business connection with InterCapital or any of its affiliated persons and do not own any stock or other securities issued by InterCapital's parent company, DWDC. These are the "disinterested" or "independent" Trustees. The other two Trustees (the "management Trustees") are affiliated with InterCapital. Four of the six independent Trustees are also Independent Trustees of the TCW/DW Funds.

   Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.

   All of the Independent Trustees serve as members of the Audit Committee and the Committee of the Independent Trustees. Three of them also serve as members of the Derivatives Committee. During the calendar year ended December 31, 1996, the three Committees held a combined total of sixteen meetings. The Committees hold some meetings at InterCapital's offices and some outside InterCapital. Management Trustees or officers do not attend these meetings unless they are invited for purposes of furnishing information or making a report.

   The Committee of the Independent Trustees is charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Dean Witter Funds have such a plan.

   The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board.

   Finally, the Board of each Fund has formed a Derivatives Committee to establish parameters for and oversee the activities of the Fund with respect to derivative investments, if any, made by the Fund.

DUTIES OF CHAIRMAN OF COMMITTEE OF THE INDEPENDENT TRUSTEES AND AUDIT
COMMITTEE

   The Chairman of the Committee of the Independent Trustees and the Audit Committee maintains an office at the Funds' headquarters in New York. He is responsible for keeping abreast of regulatory and industry developments and the Funds' operations and management. He screens and/or prepares written materials and identifies critical issues for the Independent Trustees to consider, develops agendas for Committee meetings, determines the type and amount of information that the Committees will need to form a judgment on various issues, and arranges to have that information furnished to Committee members. He also arranges for the services of independent experts and consults with them in advance of meetings to help refine reports and to focus on critical issues. Members of the Committees believe that the person who serves as Chairman of both Committees and guides their efforts is pivotal to the effective functioning of the Committees.

   The Chairman of the Committees also maintains continuous contact with the Funds' management, with independent counsel to the Independent Trustees and with the Funds' independent accountants. He arranges for a series of special meetings involving the annual review of investment advisory, management and other operating contracts of the Funds and, on behalf of the Committees, conducts negotiations with the Investment Manager and other service providers. In effect, the Chairman of the Committees serves as a combination of chief executive and support staff of the Independent Trustees.

   The Chairman of the Committee of the Independent Trustees and the Audit Committee is not employed by any other organization and devotes his time primarily to the services he performs as Committee Chairman and Independent Trustee of the Dean Witter Funds and as an Independent Trustee and, since July 1, 1996, as Chairman of the Committee of the Independent Trustees and the Audit Committee of the TCW/DW Funds. The current Committee Chairman has had more than 35 years experience as a senior executive in the investment company industry.

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL DEAN WITTER FUNDS

   The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, and a Chairman of their Committees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Dean Witter Funds.

COMPENSATION OF INDEPENDENT TRUSTEES


   The Fund pays each Independent Trustee an annual fee of $1,000 plus a per meeting fee of $50 for meetings of the Board of Trustees or committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an annual fee of $750 and pays the Chairman of the Committee of the Independent Trustees an additional annual fee of $1,200). The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund.

   At such time as the Fund has been in operation, and has paid fees to the Independent Trustees, for a full fiscal year, and assuming that during such fiscal year the Fund holds the same number of Board and committee meetings as were held by the other Dean Witter Funds during the calendar year ended December 31, 1996, it is estimated that the compensation paid to each Independent Trustee during such fiscal year will be the amount shown in the following table:

                        FUND COMPENSATION (ESTIMATED)



                                AGGREGATE
    NAME OF INDEPENDENT       COMPENSATION
TRUSTEE                       FROM THE FUND
--------------------------  ---------------
Michael Bozic .............      $1,900
Edwin J. Garn .............       1,900
John R. Haire .............       3,850
Dr. Manuel H. Johnson  ....       1,900
Michael E. Nugent..........       1,900
John L. Schroeder..........       1,900



   The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 1996 for services to the 82 Dean Witter Funds and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the 14 TCW/DW Funds that were in operation at December 31, 1996. With respect to Messrs. Haire, Johnson, Nugent and Schroeder, the TCW/DW Funds are included solely because of a limited exchange privilege between those Funds and five Dean Witter Money Market Funds.

             COMPENSATION FROM DEAN WITTER FUNDS AND TCW/DW FUNDS



                                                               FOR SERVICE AS
                                                                CHAIRMAN OF
                                                               COMMITTEES OF     FOR SERVICE AS
                                                                INDEPENDENT       CHAIRMAN OF          TOTAL
                            FOR SERVICE                          DIRECTORS/      COMMITTEES OF     COMPENSATION
                          AS DIRECTOR OR     FOR SERVICE AS     TRUSTEES AND      INDEPENDENT          PAID
                            TRUSTEE AND       TRUSTEE AND          AUDIT            TRUSTEES      FOR SERVICES TO
                         COMMITTEE MEMBER   COMMITTEE MEMBER  COMMITTEES OF 82     AND AUDIT      82 DEAN WITTER
NAME OF                  OF 82 DEAN WITTER    OF 14 TCW/DW      DEAN WITTER     COMMITTEES OF 14   FUNDS AND 14
INDEPENDENT TRUSTEE            FUNDS             FUNDS             FUNDS          TCW/DW FUNDS     TCW/DW FUNDS
----------------------  -----------------  ----------------  ----------------  ----------------  ---------------
Michael Bozic .........      $138,850                --                 --               --          $138,850
Edwin J. Garn .........       140,900                --                 --               --           140,900
John R. Haire .........       106,400           $64,283           $195,450          $12,187           378,320
Dr. Manuel H. Johnson         137,100            66,483                 --               --           203,583
Michael E. Nugent  ....       138,850            64,283                 --               --           203,133
John L. Schroeder......       137,150            69,083                 --               --           206,233

   As of the date of this Statement of Additional Information, 57 of the Dean Witter Funds, not including the Fund, have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 25.0% of his or her Eligible Compensation plus 0.4166666% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 50.0% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are not secured or funded by the Adopting Funds.

   The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the 57 Dean Witter Funds (not including the
Fund) for the year ended December 31, 1996, and the estimated retirement benefits for the Fund's Independent Trustees, to commence upon their retirement, from the 57 Dean Witter Funds as of December 31, 1996.

                RETIREMENT BENEFITS FROM ALL DEAN WITTER FUNDS



                                                                              ESTIMATED
                                                                RETIREMENT      ANNUAL
                                ESTIMATED                        BENEFITS      BENEFITS
                                CREDITED                        ACCRUED AS       UPON
                                  YEARS          ESTIMATED       EXPENSES     RETIREMENT
                              OF SERVICE AT    PERCENTAGE OF      BY ALL       FROM ALL
NAME OF INDEPENDENT            RETIREMENT        ELIGIBLE        ADOPTING      ADOPTING
TRUSTEE                       (MAXIMUM 10)     COMPENSATION       FUNDS       FUNDS (2)
--------------------------  ---------------  ---------------  ------------  ------------
Michael Bozic .............        10              50.0%         $20,147       $ 51,325
Edwin J. Garn .............        10              50.0           27,772         51,325
John R. Haire .............        10              50.0           46,952        129,550
Dr. Manuel H. Johnson  ....        10              50.0           10,926         51,325
Michael E. Nugent .........        10              50.0           19,217         51,325
John L. Schroeder..........         8              41.7           38,700         42,771



(1) An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent of the Regular Benefit.
(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) above.

   As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1 percent of the Fund's shares of beneficial interest outstanding.

INVESTMENT PRACTICES AND POLICIES
-----------------------------------------------------------------------------

   As discussed in the Prospectus, the Fund offers investors an opportunity to participate in a diversified portfolio of securities, consisting, under normal market conditions of at least 60% of its total assets in investment grade fixed-income securities such as corporate notes and bonds and in obligations issued or guaranteed by the U.S. Government, its agencies and its instrumentalities; and at least 25% of its total assets in common stocks of companies which have a record of paying dividends and, in the opinion of the Investment Manager, have the potential for increasing dividends and securities convertible into common stocks. The portfolio reflects an investment decision-making process developed by the Fund's Investment Manager.

   Zero Coupon Securities. A portion of the U.S. Government securities purchased by the Fund may be "zero coupon" Treasury securities. These are U.S. Treasury bills, notes and bonds which have been stripped of their unmatured interest coupons and receipts or which are certificates representing interests in such stripped debt obligations and coupons. "Zero coupon" securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. A zero coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price).

   The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

OPTIONS AND FUTURES TRANSACTIONS

   The Fund may write covered call options against securities held in its portfolio and covered put options on eligible portfolio securities and stock indexes and purchase options of the same securities to effect closing transactions, and may hedge against potential changes in the market value of investments (or anticipated investments) by purchasing put and call options on portfolio (or eligible portfolio) securities and engaging in transactions involving futures contracts and options on such contracts. Call and put options on U.S. Treasury notes, bonds and bills and equity securities are listed on Exchanges and are written in over-the-counter transactions ("OTC options"). Listed options are issued by the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC the underlying security covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC the underlying security at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security to the OCC at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security from the OCC at the exercise price.

   Options on Treasury Bonds and Notes. Because trading in options written on Treasury bonds and notes tends to center on the most recently auctioned issues, the exchanges on which such securities trade will not continue indefinitely to introduce options with new expirations to replace expiring options on particular issues. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each issue of bonds or notes will thus be phased out as new options are listed on more recent issues, and options representing a full range of expirations will not ordinarily be available for every issue on which options are traded.

   Options on Treasury Bills. Because a deliverable Treasury bill changes from week to week, writers of Treasury bill calls cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if the Fund holds a long position in Treasury bills with a principal amount of the securities deliverable upon exercise of the option, the position may be hedged from a risk standpoint by the writing of a call option. For so long as the call option is outstanding, the Fund will hold the Treasury bills in a segregated account with its Custodian, so that they will be treated as being covered.

   OTC Options. Exchange-listed options are issued by the OCC which assures that all transactions in such options are properly executed. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. The Fund will engage in OTC option transactions only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York.


   Covered Call Writing. The Fund is permitted to write covered call options on portfolio securities in order to aid in achieving its investment objective. Generally, a call option is "covered" if the Fund owns, or has the right to acquire, without additional cash consideration (or for additional cash consideration held for the Fund by its Custodian in a segregated account) the underlying security subject to the option except that in the case of call options on U.S. Treasury Bills, the Fund might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the exercise price and a maturity date not later than that of the securities deliverable under the call option. A call option is also covered if the Fund holds a call on the same security as the underlying security of the written option, where the exercise price of the call used for coverage is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the mark to market difference is maintained by the Fund in cash, U.S. Government securities or other liquid portfolio securities which the Fund holds in a segregated account maintained with its Custodian.


   The Fund will receive from the purchaser, in return for a call it has written, a "premium"; i.e., the price of the option. Receipt of these premiums may better enable the Fund to achieve a greater total return than would be realized from holding the underlying securities alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities underlying the option are ultimately sold by the Fund at a loss. The premium received will fluctuate with varying economic market conditions. If the market value of the portfolio securities upon which call options have been written increases, the Fund may receive less total return from the portion of its portfolio upon which calls have been written than it would have had such call not been written.

   During the option period, the Fund may be required, at any time, to deliver the underlying security against payment of the exercise price on any calls it has written (exercise of certain listed options may be limited to specific expiration dates). This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

   Closing purchase transactions are ordinarily effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of an underlying security or to enable the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. Also, effecting a closing purchase transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments by the Fund. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part or exceeded by a decline in the market value of the underlying security.

   If a written call option expires unexercised, the Fund realizes a gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security equal to the difference between the purchase price of the underlying security and the proceeds of the sale of the security plus the premium received on the option less the commission paid.

   Options written by a Fund normally have expiration dates of from up to nine months (equity securities) to eighteen months (fixed-income securities) from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written. See "Risks of Options and Futures Transactions," below.


   Covered Put Writing. As a writer of a covered put option, the Fund incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election (certain listed put options written by the Fund will be exercisable by the purchaser only on a specific date). A put is "covered" if, at all times, the Fund maintains, in a segregated account maintained on its behalf at the Fund's Custodian, cash, U.S. Government securities or other liquid portfolio securities in an amount equal to at least the exercise price of the option, at all times, during the option period. Similarly, a short put position could be covered by the Fund by its purchase of a put option on the same security as the underlying security of the written option, where the exercise price of the purchased option is equal to or more than the exercise price of the put written or less than the exercise price of the put written if the mark to market difference is maintained by the Fund in cash, U.S. Government securities or other liquid portfolio securities which the Fund holds in a segregated account maintained at its Custodian. In writing puts, the Fund assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option (any loss being decreased by the receipt of the premium on the option written). During the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.


   The Fund will write put options for two purposes: (1) to receive the income derived from the premiums paid by purchasers; and (2) when the Investment Manager wishes to purchase the security underlying the option at a price lower than its current market price, in which case it will write the covered put at an exercise price reflecting the lower purchase price sought. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction) while the potential loss equals the difference between the exercise price of the option and the current market price of the underlying securities when the put is exercised, offset by the premium received (less the commissions paid on the transaction).

   Purchasing Call and Put Options. As stated in the Prospectus, the Fund may purchase listed and OTC call and put options on securities and stock indexes in amounts equalling up to 5% of its total assets. The Fund may purchase call options only in order to close out a covered call position (see "Covered Call Writing" above). The purchase of a call option to effect a closing transaction on a call written over-the-counter may be a listed or OTC option. In either case, the call purchased is likely to be on the same securities and have the same terms as the written option. If purchased over-the-counter, the option would generally be acquired from the dealer or financial institution which purchased the call written by the Fund.

   The Fund may purchase put options on securities which it holds (or has the right to acquire) in its portfolio only to protect itself against a decline in the value of the security. If the value of the underlying security were to fall below the exercise price of the put purchased in an amount greater than the premium paid for the option, the Fund would incur no additional loss. The Fund may also purchase put options to close out written put positions in a manner similar to call options closing purchase transactions. In addi-tion, the Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such a sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold. And such gain or loss could be offset in whole or in part by a change in the market value of the underlying security. If a put option purchased by the Fund expired without being sold or exercised, the premium would be lost.

   Risks of Options Transactions. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The secured put writer also retains the risk of loss should the market value of the underlying security decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.


   Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. If a covered call option writer is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call option writer may not be able to sell an underlying security at a time when it might otherwise be advantageous to do so. A secured put option writer who is unable to effect a closing purchase transaction would continue to bear the risk of decline in the market price of the underlying security until the option expires or is exercised. In addition, a secured put writer would be unable to utilize the amount held in cash or U.S. government or other liquid portfolio securities as security for the put option for other investment purposes until the exercise or expiration of the option.


   The Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on Option Exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options. However, the Fund may be able to purchase an offsetting option which does not close out its position as a writer but constitutes an asset of equal value to the obligation under the option written. If the Fund is not able to either enter into a closing purchase transaction or purchase an offsetting position, it will be required to maintain the securities subject to the call, or the collateral underlying the put, even though it might not be advantageous to do so, until a closing transaction can be entered into (or the option is exercised or expires).

   Among the possible reasons for the absence of a liquid secondary market on an Exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an Exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an Exchange; (v) inadequacy of the facilities of an Exchange or the OCC to handle current trading volume; or (vi) a decision by one or more Exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would generally continue to be exercisable in accordance with their terms.

   In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by the Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Investment Manager.

   Each of the Exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Exchanges or are held or written on one or more accounts or through one or more brokers). An Exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

   The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

   Futures Contracts. As stated in the Prospectus, the Fund may purchase and sell interest rate and stock index futures contracts ("futures contracts") that are traded on U.S. commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills and GNMA Certificates ("interest rate" futures) and such indexes as the S&P 500 Index, the Moody's Investment-Grade Corporate Bond Index and the New York Stock Exchange Composite Index ("index" futures).

   As a futures contract purchaser, the Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.

   The Fund will purchase or sell interest rate futures contracts and bond index futures contracts for the purpose of hedging its fixed-income portfolio (or anticipated portfolio) securities against changes in prevailing interest rates. If the Investment Manager anticipates that interest rates may rise and, concomitantly, the price of fixed-income securities falls, the Fund may sell an interest rate futures contract or a bond index futures contract. If declining interest rates are anticipated, the Fund may purchase an interest rate futures contract to protect against a potential increase in the price of U.S. Government securities the Fund intends to purchase. Subsequently, appropriate fixed-income securities may be purchased by the Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts.

   The Fund will purchase or sell stock index futures contracts for the purpose of hedging its equity portfolio (or anticipated portfolio) securities against changes in their prices. If the Investment Manager anticipates that the prices of stock held by the Fund may fall, the Fund may sell a stock index futures contract. Conversely, if the Investment Manager wishes to hedge against anticipated price rises in those stocks which the Fund intends to purchase, the Fund may purchase stock index futures contracts. In addition, interest rate and stock index futures contracts will be bought or sold in order to close out a short or long position in a corresponding futures contract.

   Although most interest rate futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Stock index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of equity security and the same delivery date. If the sales price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.


   Interest Rate Futures Contracts. When the Fund enters into an interest rate futures contract, it is initially required to deposit with the Fund's Custodian, in a segregated account in the name of the broker performing the transaction, an "initial margin" of cash or U.S. Government securities or other liquid portfolio securities equal to approximately 2% of the contract amount. Initial margin requirements are established by the Exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the Exchanges.

   Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the Fund may be required to make subsequent deposits of cash or U.S. Government securities called "variation margin," with the Fund's futures contract clearing broker, which are reflective of price fluctuations in the futures contract. Currently, interest rate futures contracts can be purchased on debt securities such as U.S. Treasury Bills and Bonds, U.S. Treasury Notes with Maturities between 6 1/2 and 10 years, GNMA Certificates and Bank Certificates of Deposit.


   Index Futures Contracts. As discussed in the Prospectus, the Fund may invest in index futures contracts. An index futures contract sale creates an obligation by the Fund, as seller, to deliver cash at a specified future time. An index futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of cash at a specified future time. Futures contracts on indexes do not require the physical delivery of securities, but provide for a final cash settlement on the expiration date which reflects accumulated profits and losses credited or debited to each party's account.

   The Fund is required to maintain margin deposits with brokerage firms through which it effects index futures contracts in a manner similar to that described above for interest rate futures contracts. Currently, the initial margin requirements range from 3% to 10% of the contract amount for index futures. In addition, due to current industry practice, daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments. The Fund may be required to make additional margin payments during the term of the contract.

   At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or a gain.

   Currently, index futures contracts can be purchased or sold with respect to, among others, the Standard & Poor's 500 Stock Price Index and the Standard & Poor's 100 Stock Price Index on the Chicago Mercantile Exchange, the New York Stock Exchange Composite Index on the New York Futures Exchange, the Major Market Index on the American Stock Exchange, the Value Line Stock Index on the Kansas City Board of Trade and the Moody's Investment-Grade Corporate Bond Index on the Chicago Board of Trade.

   Options on Futures Contracts. The Fund may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

   The Fund will purchase and write options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. If, for example, the Investment Manager wished to protect against an increase in interest rates and the resulting negative impact on the value of a portion of its fixed-income portfolio, it might write a call option on an interest rate futures contract, the underlying security of which correlates with the portion of the portfolio the Investment Manager seeks to hedge. Any premiums received in the writing of options on futures contracts may, of course, augment the total return of the Fund and thereby provide a further hedge against losses resulting from price declines in portions of the Fund's portfolio.

   The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.


   Limitations on Futures Contracts and Options on Futures. The Fund may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less (more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of the Fund's assets which may be subject to a hedge position. In addition, in accordance with the regulations of the Commodity Futures Trading Commission ("CFTC") under which the Fund is exempted from registration as a commodity pool operator, the Fund may only enter into futures contracts and options on futures contracts transactions for purposes of hedging a part or all of its portfolio. If the CFTC changes its regulations so that the Fund would be permitted to write options on futures contracts for purposes other than hedging the Fund's investments without CFTC registration, the Fund may engage in such transactions for those purposes. Except as described above, there are no other limitations on the use of futures and options thereon by the Fund. With respect to futures and options on futures contracts, segregated accounts will be maintained consisting of cash or liquid portfolio securities with a value (marked-to-market daily) equal to the dollar amount of the Fund's purchase or sale obligation under such contracts.


   Risks of Transactions in Futures Contracts and Related Options. The Fund may sell a futures contract to protect against the decline in the value of securities held by the Fund. However, it is possible that the futures market may advance and the value of securities held in the portfolio of the Fund may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio will tend to move in the same direction as the futures contracts.

   If the Fund purchases a futures contract to hedge against the increase in value of securities it intends to buy, and the value of such securities decreases, then the Investment Manager may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.


   If the Fund maintains a short position in a futures contract or has sold a call option in a futures contract, it will cover this position by holding, in a segregated account maintained at its Custodian, cash, U.S. Government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

   In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. Government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained for the Fund by its Custodian. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

   Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

   In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Investment Manager.

   There may exist an imperfect correlation between the price movements of futures contracts purchased by the Fund and the movements in the prices of the securities which are the subject of the hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationship between the securities and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of underlying securities rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of stock price or interest rate trends by the Investment Manager may still not result in a successful hedging transaction.

   There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In addition, limitations imposed by an exchange or board of trade on which futures contracts are traded may compel or prevent the Fund from closing out a contract which may result in reduced gain or increased loss to the Fund. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities at a time when it may be disadvantageous to do so.

   Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contract or underlying securities.

REPURCHASE AGREEMENTS


   When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral") at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be maintained in a segregated account and will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although such date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of the collateral are not subject to any limits.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS


   From time to time the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. The Fund will also establish a segregated account with its custodian bank in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.


WHEN, AS AND IF ISSUED SECURITIES


   The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Manager determines that issuance of the security is probable. At such time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At such time, the Fund will also establish a segregated account with its custodian bank in which it will maintain cash or cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities. The value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's total assets at the time the initial commitment to purchase such securities is made (see "Investment Restrictions"). An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Investment Manager and the Trustees do not believe that the net asset value of the Fund will be adversely affected by its purchase of securities on such basis. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.


RULE 144(A) SECURITIES


   The Securities and Exchange Commission has adopted Rule 144A under the Securities Act, which permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees of the Fund, will make a determination as to the liquidity of each restricted security purchased by the Fund. The procedures require that the following factors be taken into account in making a liquidity determination: (1) the frequency of trades and price quotes for the security; (2) the number of dealers and other potential purchasers who have issued quotes on the security; (3) any dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). If a restricted security is determined to be "liquid," such security will not be included within the category "illiquid securities," which under current policy may not exceed 10% of the Fund's net assets.

PORTFOLIO TURNOVER


   It is anticipated that the Fund's portfolio turnover rate of the fixed-income and of the equity securities securities will not exceed 65% and 35%, respectively. A 100% turnover rate would occur, for example, if 100% of the securities held in the Fund's portfolio (excluding all securities whose maturities at acquisition were one year or less) were sold and replaced within one year. During the period ended January 31, 1996 and the fiscal year ended January 31, 1997, the portfolio turnover rates for the Fund were 3% and 21%, respectively.


INVESTMENT RESTRICTIONS
-----------------------------------------------------------------------------

   In addition to the investment restrictions enumerated in the Prospectus, the investment restrictions listed below have been adopted by the Fund as fundamental policies, except as otherwise indicated. Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. Such a majority is defined as the lesser of (a) 67% or more of the shares present at a meeting of Shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions:
(i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

   The Fund may not:

     1. Invest in securities of any issuer if in the exercise of reasonable diligence, the Fund has determined that any officer or trustee/director of the Fund or of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers and trustees/directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

     2. Purchase or sell real estate or interests therein (including limited partnership interests), although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

     3. Purchase or sell commodities except that the Fund may purchase or sell (write) futures contracts and related options.

     4. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor such programs.

     5. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

     6. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

     7. Pledge its assets or assign or otherwise encumber them except to secure borrowings effected within the limitations set forth in restriction
    (6). For the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.

     8. Issue senior securities as defined in the Act except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) borrowing money in accordance with restrictions described above.

     9. Make loans of money or securities, except: (a) by the purchase of debt obligations in which the Fund may invest consistent with its investment objective and policies; (b) by investment in repurchase agreements.

     10. Make short sales of securities.

     11. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

     12. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

     13. Invest for the purpose of exercising control or management of any other issuer.

   In addition, the Fund, as a non-fundamental policy, will not invest more than 5% of the value of its net assets in warrants, including not more than 2% of such assets in warrants not listed on the New York or American Stock Exchange. However, the acquisition of warrants attached to other securities is not subject to this restriction.

PORTFOLIO TRANSACTIONS AND BROKERAGE
-----------------------------------------------------------------------------

   Subject to the general supervision of the Board of Trustees, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

   Many of the Fund's portfolio transactions will occur primarily with issuers, underwriters or major dealers in U.S. Government Securities acting as principals. Such transactions are normally on a net basis which do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

   The Investment Manager currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or adviser to others. It is the practice of the Investment Manager to cause purchase and sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. In the case of certain initial and secondary public offerings, the Investment Manager may utilize a pro-rata allocation process based on the size of the Dean Witter Funds involved and the number of shares available from the public offering.


   The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

   In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes such prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. Such services may include, but are not limited to, any one or more of the following: Information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments; were wire services; and appraisals or evaluations of portfolio securities. During the period March 28, 1995 (commencement of operations) through January 31, 1996 and for the fiscal year ended January 31, 1997, the Fund paid totals of $10,174 and $16,769, respectively, in brokerage commissions.

   The information and services received by the Investment Manager from brokers and dealers may be of benefit to the Investment Manager in the management of accounts of some of its other clients and may not in all cases benefit the Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Investment Manager and thereby reduce its expenses, it is of indeterminable value and the management fee paid to the Investment Manager is not reduced by any amount that may be attributable to the value of such services. During the fiscal year ended January 31, 1997, the Fund directed the payment of $5,317 in brokerage commissions in connection with transactions in the aggregate amount of $3,933,846 to brokers in connection with research services provided.


   Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR. The Fund will limit its transactions with DWR to U.S. Government and Government Agency Securities, Bank Money Instruments (i.e., Certificates of Deposit and Bankers' Acceptances) and Commercial Paper. Such transactions will be effected with DWR only when the price available from DWR is better than that available from other dealers.


   Consistent with the policy described above, brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through DWR. In order for DWR to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by DWR must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow DWR to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Trustees of the Fund, including a majority of the Trustees who are not "interested" persons of the Fund, as defined in the Act, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to DWR are consistent with the foregoing standard. During the period ended January 31, 1996 and the fiscal year ended January 31, 1997, the Fund paid totals of $9,895 and $11,362, respectively, in brokerage commissions to DWR. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to DWR. During the fiscal year ended January 31, 1997, the brokerage commissions paid to DWR represented approximately 67.75% of the total brokerage commissions paid by the Fund during the year and were paid on account of transactions having an aggregate dollar value equal to approximately 74.19% of the aggregate dollar value of all portfolio transactions of the Fund during the year for which commissions were paid.

THE DISTRIBUTOR
-----------------------------------------------------------------------------


   As discussed in the Prospectus, shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"). The Distributor has entered into a selected dealer agreement with DWR, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into selected dealer agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of DWDC. The Board of Trustees of the Fund including a majority of the Trustees who are not, and were not at the time they voted, interested persons of the Fund, as defined in the Act (the "Independent Trustees"), approved, at their meeting held on January 25, 1995, a Distribution Agreement appointing the Distributor as exclusive distributor of the Fund's shares and providing for the Distributor to bear distribution expenses not borne by the Fund. By its terms, the Distribution Agreement had an initial term ending April 30, 1995, and provides that it will remain in effect from year to year thereafter if approved by the Board. At their meeting held on April 17, 1996, the Trustees, including all of the Independent Trustees, approved the continuation of the Agreement until April 30, 1997.


   The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. Such expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to account executives. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws. The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

PLAN OF DISTRIBUTION


   To reimburse the Distributor for the services it or any selected dealer provides and for the expenses it bears under the Distribution Agreement, the Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act (the "Plan") pursuant to which the Fund reimburses the Distributor for specific expenses the Distributor incurs in promoting the distribution of the Fund's shares. Reimbursement may in no event exceed an amount equal to payments at an annual rate of 1.0% of the average daily net assets of the Fund. During a portion of the fiscal year ended January 31, 1997 (February 1, 1996-March 31, 1996) the Investment Manager had undertaken to assume all operating expenses (except for any brokerage fees) and waive the compensation provided for in its Investment Management Agreement until such time as the Fund had $50 million in net assets or until March 31, 1996, whichever occurred first. The Fund began paying fees on April 1, 1996 at which time the waiver expired. During the fiscal year ended January 31, 1997, the Fund accrued to the Distributor under the Plan $402,411, of which the fee payable after the waiver was $346,026.


   The Distributor has informed the Fund that a portion of the fees payable by the Fund each year pursuant to the Plan of Distribution equal to 0.25% of the Fund's average daily net assets is characterized as a "service fee" under the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (of which the Distributor is a member). Such fee is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan of Distribution fee payments made by the Fund is characterized as an "asset-based sales charge" as such is defined by the aforementioned Rules of Fair Practice.

   The Plan was adopted by a vote of the Trustees of the Fund on January 25, 1995, at a meeting of the Trustees called for the purpose of voting on such Plan. The vote included the vote of a majority of the Trustees of the Fund who are not "interested persons" of the Fund (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plan (the "Independent 12b-1 Trustees"). In making their decision to adopt the Plan, the Trustees requested from the Distributor and received such information as they deemed necessary to make an informed determination as to whether or not adoption of the Plan was in the best interests of the shareholders of the Fund. After due consideration of the information received, the Trustees, including the Independent 12b-1 Trustees, determined that adoption of the Plan would benefit the shareholders of the Fund. InterCapital, as then sole shareholder of the Fund, approved the Plan on February 16, 1995, whereupon the Plan went into effect.


   Under its terms, the Plan will had an initial term ending April 30, 1996 and provides that it will remain in effect from year to year thereafter, provided such continuance is approved annually by a vote of the Trustees in the manner described above. Most recent continuance of the Plan for one year, until April 30, 1997, was approved by the Trustees, including a majority of the Independent Trustees, at a meeting held on April 17, 1996. Under the Plan and as required by Rule 12b-1, the Trustees will receive and review promptly after the end of each fiscal quarter a written report provided by the Distributor of the amounts expended by the Distributor under the Plan and the purpose for which such expenditures were made.


   The Plan provides that the Distributor will bear the expense of all promotional and distribution related activities on behalf of the Fund, including personal services to shareholders and maintenance of shareholder accounts, except for expenses that the Trustees determine to reimburse, as described below. The following activities and services may be provided by the Distributor, DWR, its affiliates and any other selected broker-dealer under the Plan: (1) compensation to and expenses of account executives and other employees of DWR, its affiliates and other selected broker-dealers, including overhead and telephone expenses; (2) sales incentives and bonuses to sales representatives and to marketing personnel in connection with promoting sales of the Fund's shares; (3) expenses incurred in connection with promoting sales of the Fund's shares; (4) preparing and distributing sales literature; and (5) providing advertising and promotional activities, including direct mail solicitation and television, radio, newspaper, magazine and other media advertisements.

   The Fund is authorized to reimburse specific expenses incurred or to be incurred in promoting the distribution of the Fund's shares and in servicing shareholder accounts. Reimbursement is made through monthly payments in amounts determined at the beginning of each calendar year by the Trustees, including a majority of the Independent 12b-1 Trustees. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 1.0% of the Fund's average daily net assets during the month. No interest or other financing charges, if any, incurred on any distribution expenses will be reimbursable under the Plan. In the event that the Distributor proposes that monies shall be reimbursed for other than expenses representing a gross credit to account executives, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's shares.

   DWR's account executives are credited with an annual residual commission, currently a gross residual of up to 1.0% of the current value of the respective accounts for which they are the account executives or dealers of record. The "gross residual" is a charge which reflects residual commissions paid by DWR to its account executives and expenses of DWR and its affiliates associated with the sale and promotion of Fund shares and the servicing of shareholders' accounts, including the expenses of operating branch offices in connection with the servicing of shareholders' accounts, which expenses include lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies and other expenses relating to branch office servicing of shareholder accounts. The portion of an account executive's annual gross residual commission allocated to servicing of shareholders' accounts does not exceed 0.25% of the average annual net asset value of shares of accounts for which he or she is account executive of record.

   Under the Plan, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

   Under the Plan, the Distributor provides the Fund, for review by the Trustees, and the Trustees review, promptly after the end of each calendar quarter, a written report regarding the distribution expenses incurred during such calendar quarter, which report includes (1) an itemization of the types of expenses and the purposes therefor; (2) the amounts of such expenses; and
(3) a description of the benefits derived by the Fund. In the Trustees' quarterly review of the Plan they consider its continued appropriateness and the level of compensation provided therein.


   No interested person of the Fund nor any Trustee of the Fund who is not an interested person of the Fund, as defined in the Act, has any direct or indirect financial interest in the operation of the Plan except to the extent that the Distributor, InterCapital, DWSC, DWR or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

   The Fund accrued $402,411 to the Distributor pursuant to the Plan, of which the fee payable after the waiver was $346,026, for its fiscal year ended January 31, 1997. Based upon the total amounts spent by the Distributor during the period, it is estimated that the amount paid by the Fund for distribution was spent in approximately the following ways: (i) advertising--$-0-; (ii) printing and mailing prospectuses to other than current shareholders--$-0-; (iii) compensation to underwriters--$-0-; (iv) compensation to dealers--$-0-; (v) compensation to sales personnel--$-0-; and
(vi) other, which includes payments to DWR for expenses substantially all of which relate to compensation of sales personnel--$346,026.


   The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the Fund, and all material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent 12b-1 Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

DETERMINATION OF NET ASSET VALUE

   As stated in the Prospectus, short-term securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Other short-term debt securities will be valued on a mark-to-market basis until such time as they reach a remaining maturity of sixty days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest sale price on the commodities exchange on which they trade unless the Trustees determine such price does not reflect their market value, in which case they will be valued at their fair value as determined by the Trustees. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

   The net asset value per share of the Fund is determined once daily at 4:00 p.m. New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), on each day that the New York Stock Exchange is open by taking the value of all assets of the Fund, subtracting its liabilities, dividing by the number of shares outstanding and adjusting to the nearest cent. The New York Stock Exchange currently observes the following holidays: New Year's Day; Presidents Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day.

SHAREHOLDER SERVICES
-----------------------------------------------------------------------------

   Upon the purchase of shares of the Fund, a Shareholder Investment Account is opened for the investor on the books of the Fund and maintained by Dean Witter Trust Company (the "Transfer Agent"). This is an open account in which shares owned by the investor are credited by the Transfer Agent in lieu of issuance of a share certificate. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the account at any time. There is no charge to the investor for issuance of a certificate. Whenever a shareholder instituted transaction takes place in the Shareholder Investment Account, the shareholder will be mailed a confirmation of the transaction from the Fund or from DWR or other selected broker-dealer.

   Automatic Investment of Dividends and Distributions. As stated in the Prospectus, all income dividends and capital gains distributions are automatically paid in full and fractional shares of the Fund, unless the shareholder requests that they be paid in cash. Each purchase of shares of the Fund is made upon the condition that the Transfer Agent is thereby automatically appointed as agent of the investor to receive all dividends and capital gains distributions on shares owned by the investor. Such dividends and distributions will be paid, at the net asset value per share, in shares of the Fund (or in cash if the shareholder so requests) as of the close of business on the record date. At any time an investor may request the Transfer Agent, in writing, to have subsequent dividends and/or capital gains distributions paid to him or her in cash rather than shares. To assure sufficient time to process the change, such request should be received by the Transfer Agent at least five business days prior to the record date of the dividend or distribution. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payments will be made to DWR or other selected broker-dealer, and will be forwarded to the shareholder, upon the receipt of proper instructions.

   Targeted Dividends. (Service Mark) In states where it is legally permissible, shareholders may also have all income dividends and capital gains distributions automatically invested in shares of an open-end Dean Witter Fund other than Dean Witter Balanced Income Fund. Such investment will be made as described above for automatic investment in shares of the Fund, at the net asset value per share of the selected Dean Witter Fund as of the close of business on the payment date of the dividend or distribution and will begin to earn dividends, if any, in the selected Dean Witter Fund the next business day. To participate in the Targeted Dividends program, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent. Shareholders of the Fund must be shareholders of the Dean Witter Fund targeted to receive investments from dividends at the time they enter the Targeted Dividends program. Investors should review the prospectus of the targeted Dean Witter Fund before entering the program.

   EasyInvest. (Service Mark) Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund. Shares purchased through EasyInvest will be added to the shareholder's existing account at the net asset value calculated the same business day the transfer of funds is effected. For further information or to subscribe to EasyInvest, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent.

   Investment of Dividends or Distributions Received in Cash. As discussed in the Prospectus, any shareholder who receives a cash payment representing a dividend or distribution may invest such dividend or distribution at net asset value by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. If the shareholder returns the proceeds of a dividend or distribution, such funds must be accompanied by a signed statement indicating that the proceeds constitute a dividend or distribution to be invested. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent.

   Systematic Withdrawal Plan. As discussed in the Prospectus, a systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less then $25, or in any whole percentage of the account balance, on an annualized basis.

   The Transfer Agent acts as agent for the shareholder in tendering to the Fund for redemption sufficient full and fractional shares to provide the amount of the periodic withdrawal payment designated in the application. The shares will be redeemed at their net asset value determined, at the shareholder's option, on the tenth or twenty-fifth day (or next following business day) of the relevant month or quarter and normally a check for the proceeds will be mailed by the Transfer Agent, or amounts credited to a shareholder's DWR brokerage account, within five business days after the date of redemption. The Withdrawal Plan may be terminated at any time by the Fund.

   Withdrawal Plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the share holder's original investment will be correspondingly reduced and ultimately exhausted. Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes.

   Any shareholder who wishes to have payments under the Withdrawal Plan made to a third party or sent to an address other than the one listed on the account must send complete written instructions to the Transfer Agent to enroll in the Withdrawal Plan. The shareholder's signature on such instructions must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A shareholder may, at any time, change the amount and interval of withdrawal payments through his or her Account Executive or by written notification to the Transfer Agent. In addition, the party and/or the address to which checks are mailed may be changed by written notification to the Transfer Agent, with signature guarantees required in the manner described above. The shareholder may also terminate the Withdrawal Plan at any time by written notice to the Transfer Agent. In the event of such termination, the account will be continued as a regular shareholder investment account. The shareholder may also redeem all or part of the shares held in the Withdrawal Plan account (see "Redemptions and Repurchases" in the Prospectus) at any time.

   Direct Investments through Transfer Agent. As discussed in the Prospectus, a shareholder may make additional investments in Fund shares at any time by sending a check in any amount, not less than $100, payable to Dean Witter Balanced Income Fund, directly to the Fund's Transfer Agent. Such amounts will be applied to the purchase of Fund shares at the net asset value per share next computed after receipt of the check or purchase payment by the Transfer Agent. The shares so purchased will be credited to the investor's account.

EXCHANGE PRIVILEGE

   Exchange Privilege. As discussed in the Prospectus, an Exchange Privilege exists whereby investors who have purchased shares of any of the Dean Witter Funds sold with either a front-end (at time of purchase) sales charge ("FESC funds") or a contingent deferred (at time of redemption) sales charge ("CDSC funds") will be permitted, after the shares of the fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days, to redeem all or part of their shares in that fund and have the proceeds invested in shares of the Fund, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Balanced Growth Fund, Dean Witter Intermediate Term U.S. Treasury Trust, Dean Witter Short-Term Bond Fund and five Dean Witter Funds which are money market funds (the foregoing eleven non-CDSC funds are hereinafter referred to as "Exchange Funds"). There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. Subsequently, shares of the Exchange Funds received in an exchange for shares of an FESC fund (regardless of the type of fund originally purchased) may be redeemed and exchanged for shares of the Exchange Funds, FESC funds or CDSC funds (however, shares of CDSC funds, including shares acquired in exchange of (i) shares of FESC funds or (ii) shares of the Exchange Funds which were acquired in exchange for shares of FESC funds, may not be exchanged for shares of FESC funds). Additionally, shares of the Exchange Funds received in an exchange for shares of a CDSC fund

(regardless of the type of fund originally purchased) may be redeemed and exchanged for shares of the Exchange Funds or CDSC funds. Ultimately, any applicable contingent deferred sales charge ("CDSC") will have to be paid upon redemption of shares originally purchased from a CDSC fund. An exchange will be treated for federal income tax purposes and applicable state income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss.

   Any new account established through the Exchange Privilege will have the same registration and cash dividend or dividend reinvestment plan as the present account, unless the Transfer Agent receives written notification to the contrary. For telephone exchanges, the exact registration of the existing account and the account number must be provided.

   Any shares held in certificate form cannot be exchanged but must be forwarded to the Transfer Agent and deposited into the shareholder's account before being eligible for exchange. (Certificates mailed in for deposit should not be endorsed.)

   When shares of any CDSC fund are exchanged for shares of the Exchange Funds, the exchange is executed at no charge to the shareholder, without the imposition of the CDSC at the time of the exchange. During the period of time the shareholder remains in the Exchange Funds (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period or "year since purchase payment made" is frozen. When shares are redeemed out of the Exchange Fund, they will be subject to a CDSC which would be based upon the period of time the shareholder held shares in a CDSC fund. Shareholders acquiring shares of an Exchange Fund pursuant to this exchange privilege may exchange those shares back into a CDSC fund from the Exchange Funds, with no CDSC being imposed on such exchange. The holding period previously frozen when shares were first exchanged for shares of the Exchange Fund resumes on the last day of the month in which shares of a CDSC fund are reacquired. Thus, a CDSC is imposed only upon an ultimate redemption, based upon the time (calculated as described above) the shareholder was invested in a CDSC fund. Shares of a CDSC fund acquired in exchange for shares of an FESC fund (or in exchange for shares of other Dean Witter funds for which shares of an FESC fund have been exchanged) are not subject to any CDSC upon their redemption.

   When shares initially purchased in a CDSC fund are exchanged for shares of another CDSC fund or for shares of an Exchange Fund, the date of purchase of the shares of the fund exchanged into, for purposes of the CDSC upon redemption, will be the last day of the month in which the shares being exchanged were originally purchased. In allocating the purchase payments between funds for purposes of the CDSC, the amount which represents the current net asset value of shares at the time of the exchange which were (i) purchased more than three or six years (depending on the CDSC schedule applicable to the shares) prior to the exchange, (ii) originally acquired through reinvestment of dividends or distributions and (iii) acquired in exchange for shares of FESC funds, or for shares of other Dean Witter Funds for which shares of FESC funds have been exchanged (all such shares called "Free Shares"), will be exchanged first. Shares of Dean Witter American Value Fund acquired prior to April 30, 1984, shares of Dean Witter Dividend Growth Securities Inc. and Dean Witter Natural Resource Development Securities Inc. acquired prior to July 2, 1984, and shares of Dean Witter Strategist Fund acquired prior to November 8, 1989 are also considered Free Shares and will be the first Free Shares to be exchanged. After an exchange, all dividends earned on shares in the Fund or the money market fund will be considered Free Shares. If the exchanged amount exceeds the value of such Free Shares, an exchange is made, on a block-by-block basis, of non-Free Shares held for the longest period of time (except that if shares held for identical periods of time but subject to different CDSC schedules are held in the same Exchange Privilege Account, the shares of that block that are subject to the lower CDSC rate will be exchanged prior to the shares of that block that are subject to a higher CDSC rate). Shares equal to any appreciation in the value of non-Free Shares exchanged will be treated as Free Shares, and the amount of the purchase payments for the non-Free Shares of the fund exchanged into will be equal to the lesser of (a) the purchase payments for, or (b) the current net asset value of, the exchanged non-Free Shares. If an exchange between funds would result in exchange of only part of a particular block of non-Free Shares, then shares equal to any appreciation in the value of the block (up to the amount of the exchange) will be treated as Free Shares and exchanged first, and the purchase payment for that block will be allocated on a pro rata basis between the non-Free Shares of that block to be retained and the non-Free Shares to be exchanged. The prorated amount of such purchase payment attributable to the retained non-Free Shares will remain as the purchase payment for such shares, and the amount of purchase payment for the exchanged non-Free Shares will be equal to the lesser of (a) the prorated amount of the purchase payment for, or (b) the current net asset value of, those exchanged non-Free Shares. Based upon the procedures described in the CDSC fund Prospectus under the caption "Contingent Deferred Sales Charge," any applicable CDSC will be imposed upon the ultimate redemption of shares of any fund, regardless of the number of exchanges since those shares were originally purchased.

   With respect to exchanges, redemptions or repurchases, the Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund shall not be liable for any default or negligence of the Transfer Agent, the Distributor or any selected broker-dealer.

   The Distributor and any selected broker-dealer have authorized and appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other fund and the general administration of the Exchange Privilege. No commission or discounts will be paid to the Distributor or any selected broker-dealer for any transactions pursuant to this Exchange Privilege.

   Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. (The minimum initial investment is $5,000 for Dean Witter Liquid Asset Fund Inc., Dean Witter Tax-Free Daily Income Trust, Dean Witter New York Municipal Money Market Trust and Dean Witter California Tax-Free Daily Income Trust, although those funds may, at their discretion, accept initial investments of as low as $1,000. The minimum initial investment for Dean Witter Short-Term U.S. Treasury Trust is $10,000, although that fund, in its discretion, may accept initial investments of as low as $5,000. The minimum initial investment is $5,000 for Dean Witter Special Value Fund. The minimum initial investment for all other Dean Witter Funds for which the Exchange Privilege is available is $1,000.) Upon exchange into an Exchange Fund, the shares of that fund will be held in a special Exchange Privilege Account separately from accounts of those shareholders who have acquired their shares directly from that fund. As a result, certain services normally available to shareholders of Dean Witter Short-Term U.S. Treasury or money market funds, including the check writing feature, will not be available for funds held in that account.


   The Fund and each of the other Dean Witter Funds may limit the number of times this Exchange Privilege may be exercised by any investor within a specified period of time. Also, the Exchange Privilege may be terminated or revised at any time by the fund and/or any of the Dean Witter Funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies (presently sixty days' prior written notice for termination or material revision), provided that six months' prior written notice of termination will be given to the shareholders who hold shares of an Exchange Fund pursuant to this Exchange Privilege and provided further that the Exchange Privilege may be terminated or materially revised without notice at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, (d) during any other period when the Securities and Exchange Commission by order so permits (provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist) or (e) if the Fund would be unable to invest amounts effectively in accordance with its investment objective, policies and restrictions.

   The Exchange Privilege may be terminated or revised at any time by the Fund and/or any of such Dean Witter Funds for which shares of the Fund may be exchanged, upon such notice as may be required by applicable regulatory agencies (presently sixty days' prior written notice for termination or material revision), provided that six months' prior notice of termination will be given to shareholders who hold shares of Exchange Funds pursuant to the Exchange Privilege, and provided further that the Exchange Privilege may be terminated or materially revised without notice under certain unusual circumstances. Shareholders maintaining margin accounts with DWR or another selected broker-dealer are referred to their account executive regarding restrictions on exchange of shares of the Fund pledged in the margin account.


   The current prospectus for each of the Dean Witter Funds describes its investment objective(s) and policies. Shareholders should obtain a copy and read it carefully before investing. Exchange are subject to the minimum investment requirement and any other conditions imposed by each Fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares on which the shareholder will realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.

   For further information regarding the Exchange Privilege, shareholders should contact their account executives or the Transfer Agent.

REDEMPTIONS AND REPURCHASES
-----------------------------------------------------------------------------

   Redemption. As stated in the Prospectus, shares of the Fund can be redeemed for cash at any time at the net asset value per share next determined. If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption. The share certificate, or an accompanying stock power, and the request for redemption, must be signed by the shareholder or shareholders exactly as the shares are registered. Each request for redemption, whether or not accompanied by a share certificate, must be sent to the Fund's Transfer Agent, which will redeem the shares at their net asset value next computed (see "Purchase of Fund Shares") after it receives the request, and certificate, if any, in good order. Any redemption request received after such computation will be redeemed at the next determined net asset value. The term "good order" means that the share certificate, if any, and request for redemption are properly signed, accompanied by any documentation required by the Transfer Agent, and bear signature guarantees when required by the Fund or the Transfer Agent. If redemption is requested by a corporation, partnership, trust or fiduciary, the Transfer Agent may require that written evidence of authority acceptable to the Transfer Agent be submitted before such request is accepted.


   Whether certificates are held by the shareholder or shares are held in a shareholder's account, if the proceeds are to be paid to any person other than the record owner, or if the proceeds are to be paid to a corporation (other than the Distributor or a selected broker-dealer for the account of the shareholder), partnership, trust or fiduciary, or sent to the shareholder at an address other than the registered address, signatures must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A stock power may be obtained from any dealer or commercial bank. The Fund may change the signature guarantee requirements from time to time upon notice to shareholders, which may be by means of a supplement to the prospectus or a new prospectus.


   Payment for Shares Redeemed or Repurchased. As discussed in the Prospectus, payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. The term good order means that the share certificate, if any, and request for redemption are properly signed, accompanied by any documentation required by the Transfer Agent, and bear signature guarantees when required by the Fund or Transfer Agent. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the Securities and Exchange Commission by order so permits; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another selected broker-dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.

DIVIDENDS, DISTRIBUTIONS AND TAXES
-----------------------------------------------------------------------------


   As discussed in the Prospectus under "Dividends, Distributions and Taxes," the Fund will determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. If any such gains are retained, the Fund will pay federal income tax thereon, and shareholders at year-end will be able to claim their share of the tax paid by the Fund as a credit against their individual federal income tax. Shareholders will increase their tax basis of Fund shares owned by an amount equal, under current law, to 65% of the amount of undistributed capital gains.


   The Fund, however, intends to distribute substantially all of its net investment income and net capital gains to shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. It is not expected that the Fund will be required to pay any federal income tax. Shareholders will normally have to pay federal income taxes, and any state income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from the net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Any dividends declared in the last quarter of any year which are paid in the following year prior to February 1 will be deemed received by the shareholder in the prior year. Dividend payments will be eligible for the federal dividends received deduction available to the Fund's corporate shareholders only to the extent the aggregate dividends received by the Fund would be eligible for the deduction if the Fund were the shareholder claiming the dividends received deduction. In this regard, a 46-day holding period generally must be met by the Fund and the shareholder.

   Gains or losses on the Fund's transactions in listed non-equity options, futures and options on futures generally are treated as 60% long-term and 40% short-term. When the Fund engages in options and futures transactions, various tax regulations applicable to the Fund may have the effect of causing the Fund to recognize a gain or loss for tax purposes before the gain or loss is realized, or to defer recognition of a realized loss for tax purposes. Recognition, for taxes purposes, of an unrealized loss may result in a lesser amount of the Fund's realized gains being available for annual distribution.

   Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than twelve months. Gains or losses on the sale of securities with a tax holding period of twelve months or less will be short-term gains or losses.

   After the end of the calendar year, shareholders will be sent full information on their dividends and capital gains distributions for tax purposes, including information as to the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of dividends eligible for the Federal dividends received deduction available to corporations. To avoid being subject to a 31% Federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy.

   One of the requirements for the Fund to remain qualified as a regulated investment company is that less than 30% of its gross income be derived from gains from the sale or other disposition of securities held for less than three months. Accordingly, the Fund may be restricted in the writing of options on securities held for less than three months, in the writing of options which expire in less than three months, and in effecting closing transactions with respect to call or put options which have been written or purchased less than three months prior to such transactions. The Fund may also be restricted in its ability to engage in transactions involving futures contracts.

   Under current federal tax law, the Fund will receive net investment income in the form of interest by virtue of holding Treasury bills, notes and bonds, and will recognize income attributable to it from holding zero coupon Treasury securities. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payment in cash on the security during the year. As an investment company, the Fund must pay out substantially all of its net investment income each year. Accordingly, the Fund, to the extent it invests in zero coupon Treasury securities, may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash receipts of interest the Fund actually received. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Manager will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

   Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, capital gains distributions and some portion of the dividends are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of capital but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

   Shareholders are urged to consult their attorneys or tax advisers regarding specific questions as to federal, state or local taxes.

PERFORMANCE INFORMATION
-----------------------------------------------------------------------------


   As discussed in the Prospectus, from time to time the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. Yield is calculated for any 30-day period as follows: the amount of interest and/or dividend income for each security in the Fund's portfolio is determined in accordance with regulatory requirements; the total for the entire portfolio constitutes the Fund's gross income for the period. Expenses accrued during the period are subtracted to arrive at "net investment income." The resulting amount is divided by the product of the maximum offering price per share on the last day of the period multiplied by the average number of Fund shares outstanding during the period that were entitled to dividends. This amount is added to 1 and raised to the sixth power. 1 is then subtracted from the result and the difference is multiplied by 2 to arrive at the annualized yield. Based on the foregoing calculation, the Fund's annualized yield for the thirty (30) day period ended January 31, 1997 was 3.36%.

   As discussed in the Prospectus, from time to time the Fund may quote its "total return" in advertisements and sales literature. The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of operations, if shorter than any of the foregoing. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment, taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. The average annual total returns for the Fund for the fiscal year ended January 31, 1997, and for the period March 28, 1995 (commencement of operations) through January 31, 1997 were 7.82% and 13.36%, respectively. Without the waiver of fees and assumption of expenses by the Investment Manager, the average annual total return would have been 7.54% and 12.83%, respectively.


   In addition to the foregoing, the Fund may advertise its total return over different periods of time by means of aggregate, average, year-by-year or other types to total return figures.


   In addition, the Fund may compute its aggregate total return for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the Fund's aggregate total return for the fiscal year ended January 31, 1997 and for the period March 28, 1995 through January 31, 1997 were 7.82% and 26.08%, respectively. Without the waiver of fees and assumption of expenses by the Investment Manager, the aggregate total return would have been 7.54% and 24.99%, respectively.

   The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal) and multiplying by $10,000, $50,000 or $100,000, as the case may be. Investments of $10,000,
$50,000 and $100,000 in the Fund at inception would have grown to $12,608, $63,040, and $126,080, respectively, at January 31, 1997.


   The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations.

SHARES OF THE FUND
-----------------------------------------------------------------------------

   The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund. Under certain circumstances the Trustees may be removed by action of the Trustees. The shareholders also have the right under certain circumstances to remove the Trustees. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.


   The Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances). The Trustees have not presently authorized any such additional series or classes of shares.


   The Declaration of Trust further provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

   The Fund is authorized to issue an unlimited number of shares of beneficial interest.

   The Fund shall be of unlimited duration subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or the Trustees.

CUSTODIAN AND TRANSFER AGENT
-----------------------------------------------------------------------------

   The Bank of New York, 90 Washington Street, New York, New York 10286 is the Custodian of the
Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. Such balances may, at times, be substantial.


   Dean Witter Trust Company, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311 is the Transfer Agent of the Fund's shares and Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans described herein. Dean Witter Trust Company is an affiliate of Dean Witter InterCapital Inc., the Fund's Investment Manager and Dean Witter Distributors Inc., the Fund's Distributor. As Transfer Agent and Dividend Disbursing Agent, Dean Witter Trust Company's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services Dean Witter Trust Company receives a per shareholder account fee from the Fund.


INDEPENDENT ACCOUNTANTS
-----------------------------------------------------------------------------

   Price Waterhouse LLP serves as the independent accountants of the Fund. The independent accountants are responsible for auditing the annual financial statements of the Fund.

REPORTS TO SHAREHOLDERS
-----------------------------------------------------------------------------

   The Fund will send to shareholders, at least semi-annually, reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent account-ants, will be sent to shareholders each year.

   The Fund's fiscal year ends on January 31. The financial statements of the Fund must be audited at least once a year by independent accountants whose selection is made annually by the Fund's Board of Trustees.

LEGAL COUNSEL
-----------------------------------------------------------------------------


   Barry Fink, Esq., who is an officer and the General Counsel of the Investment Manager, is an officer and the General Counsel of the Fund.


EXPERTS
-----------------------------------------------------------------------------

   The financial statements of the Fund included in this Statement of Additional Information and incorporated by reference in the Prospectus has been so included and incorporated in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

REGISTRATION STATEMENT
-----------------------------------------------------------------------------

   This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Commission.

DEAN WITTER BALANCED INCOME FUND
PORTFOLIO OF INVESTMENTS January 31, 1997


 NUMBER OF
   SHARES                                                                          VALUE
--------------------------------------------------------------------------------------------
             COMMON STOCKS (34.5%)
             Aerospace & Defense (1.4%)
14,900       Raytheon Co. ....................................................  $    683,537
                                                                               -------------
             Aluminum (1.4%)
 9,500       Aluminum Co. of America .........................................      655,500
                                                                               -------------
             Automotive (2.6%)
20,000       Ford Motor Co. ..................................................      642,500
10,800       General Motors Corp.  ...........................................      637,200
                                                                               -------------
                                                                                  1,279,700
                                                                               -------------
             Banking (2.9%)
15,400       Banc One Corp. ..................................................      698,775
 6,300       BankAmerica Corp. ...............................................      703,238
                                                                               -------------
                                                                                  1,402,013
                                                                               -------------
             Beverages -Soft Drinks (1.4%)
19,200       PepsiCo Inc.  ...................................................      669,600
                                                                               -------------
             Chemicals (1.4%)
  6,200      Du Pont (E.I.) de Nemours & Co., Inc.  ..........................      679,675
                                                                               -------------
             Computer Equipment (1.4%)
 4,250       International Business Machines Corp. ...........................      668,313
                                                                               -------------
             Conglomerates (1.3%)
16,300       Tenneco, Inc. ...................................................      652,000
                                                                               -------------
             Drugs & Healthcare (1.4%)
 5,400       Bristol-Myers Squibb Co. ........................................      685,800
                                                                               -------------
             Electric - Major (1.4%)
 6,400       General Electric Co.  ...........................................      659,200
                                                                               -------------
             Foods (1.4%)
13,400       ConAgra, Inc.  ..................................................      676,700
                                                                               -------------
             Machinery - Agricultural (1.4%)
15,800       Deere & Co. .....................................................      675,450
                                                                               -------------
             Manufacturing - Diversified (1.5%)
13,700       Timken Co. ......................................................      705,550
                                                                               -------------
             Natural Gas (1.4%)
16,300       Enron Corp. .....................................................      672,375
                                                                               -------------
             Oil - Domestic (1.4%)
 5,100       Atlantic Richfield Co.  .........................................      674,475
                                                                               -------------
             Paper & Forest Products (1.4%)
14,600       Weyerhaeuser Co. ................................................      664,300
                                                                               -------------
             Railroads (1.4%)
13,900       CSX Corp. .......................................................      674,150
                                                                               -------------
             Retail (2.8%)
18,000       Dayton-Hudson Corp.  ............................................      677,250
14,800       May Department Stores Co.  ......................................      658,600
                                                                               -------------
                                                                                  1,335,850
                                                                               -------------
             Telecommunications (1.4%)
17,100       Sprint Corp. ....................................................  $    696,825
                                                                               -------------
             Tobacco (1.4%)
13,000       American Brands, Inc. ...........................................      663,000
                                                                               -------------
             Utilities - Electric (2.4%)
20,200       General Public Utilities Corp.  .................................      676,700
21,900       PG & E Corp. ....................................................      498,225
                                                                               -------------
                                                                                  1,174,925
                                                                               -------------
             TOTAL COMMON STOCKS (Identified Cost $14,086,772) ...............   16,648,938
                                                                               -------------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS
-----------
                                        U.S. GOVERNMENT & AGENCY
             OBLIGATIONS (64.1%)
             Federal National Mortgage Assoc.
$ 968         6.00% due 02/01/11  ............................................     932,419
1,913         6.50% due 03/01/11 -05/01/11 ...................................   1,879,399
2,875         7.00% due 08/01/25 -12/01/26 ...................................   2,814,278
4,517         7.50% due 08/01/23 -01/01/27 ...................................   4,520,991
1,000         7.50%* .........................................................   1,000,937
1,816         8.00% due 05/01/24 -07/01/26 ...................................   1,852,453
             Government National
              Mortgage Assoc. I
1,877         7.00% due 09/15/23 - 08/15/25 ..................................   1,838,079
3,959         7.50% due 08/15/25 - 10/15/26 ..................................   3,967,698
1,952         8.00% due 06/15/26 - 07/15/26 ..................................   1,995,458
             Government National
              Mortgage Assoc. II
1,999         7.00% due 02/20/26 .............................................   1,950,831
             Resolution Funding Corp.
              Coupon Strips
5,500         0.00% due 04/15/04 - 01/15/08 ..................................   2,995,010
             U.S. Treasury Notes
1,500         5.875% due 06/30/00 ............................................   1,487,655
  500         6.875% due 03/31/00 ............................................     510,670
  200         7.125% due 02/29/00 ............................................     205,622
             U.S. Treasury Strips
1,000         0.00% due 11/15/97 .............................................     958,560
3,500         0.00% due 11/15/04 - 02/15/07 ..................................   2,030,585
                                                                               -----------
             TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
              (Identified Cost $31,130,244)  .................................  30,940,645
                                                                               ------------


                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER BALANCED INCOME FUND
PORTFOLIO OF INVESTMENTS January 31, 1997

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                                         VALUE
--------------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENTS (3.1%)
             U.S. GOVERNMENT AGENCY (a) (2.8%)
             Federal Home Loan
              Mortgage Corp.
              5.48% due 02/03/97
$1,400        (Amortized Cost $1,399,574) ....................................   $1,399,574
                                                                               -------------
             REPURCHASE AGREEMENT (0.3%)
              The Bank of New York 5.25% due 02/03/97 (dated 01/31/97;
              proceeds $136,813; collateralized by $138,437 U.S. Treasury Note
              5.375% due 11/30/97 valued at $139,488)(Identified Cost
   137        $136,753) .......................................................      136,753
                                                                               -------------
             TOTAL SHORT-TERM INVESTMENTS
              (Identified Cost $1,536,327)  ...................................    1,536,327
                                                                               -------------
TOTAL INVESTMENTS
(Identified Cost $46,753,343)(b)  .................................   101.7%    49,125,910
LIABILITIES IN EXCESS OF OTHER
ASSETS.............................................................    (1.7)      (841,969)
                                                                     --------  ------------
NET ASSETS.........................................................   100.0%   $48,283,941
                                                                     ========  ============

-------------------------------

* Security was purchased on a forward commitment basis with an approximate principal amount and no definite maturity date; the actual principal amount and maturity date will be determined upon settlement.

(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.

(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $2,896,685 and the aggregate gross unrealized depreciation is $524,118, resulting in net unrealized appreciation of $2,372,567.



                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER BALANCED INCOME FUND
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
JANUARY 31, 1997

ASSETS:
Investments in securities, at value
 (identified cost $46,753,343) .......................................    $49,125,910
Receivable for:
  Shares of beneficial interest sold .................................        224,801
  Interest ...........................................................        160,763
  Dividends ..........................................................         34,047
Deferred organizational expenses .....................................        107,189
Receivable from affiliate ............................................          7,360
Prepaid expenses .....................................................         14,620
                                                                       --------------
  TOTAL ASSETS .......................................................     49,674,690
                                                                       --------------
LIABILITIES:
Payable for:
  Investments purchased ..............................................      1,187,879
  Shares of beneficial interest repurchased ..........................         84,649
  Plan of distribution fee ...........................................         39,995
  Investment management fee ..........................................         23,997
Accrued expenses .....................................................         54,229
                                                                       --------------
  TOTAL LIABILITIES ..................................................      1,390,749
                                                                       --------------
NET ASSETS:
Paid-in-capital ......................................................     45,318,925
Net unrealized appreciation ..........................................      2,372,567
Accumulated undistributed net investment income ......................        182,960
Accumulated undistributed net realized gain ..........................        409,489
                                                                       --------------
  NET ASSETS .........................................................    $48,283,941
                                                                       ==============
NET ASSET VALUE PER SHARE,
 4,172,289 shares outstanding (unlimited shares authorized of $.01
 par value) ..........................................................    $     11.57
                                                                       ==============


                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER BALANCED INCOME FUND
FINANCIAL STATEMENTS, continued


STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JANUARY 31, 1997


 NET INVESTMENT INCOME:
INCOME
Interest ..............................    $1,757,953
Dividends .............................       402,925
                                        -------------
  TOTAL INCOME ........................     2,160,878
                                        -------------
EXPENSES
Plan of distribution fee ..............       402,411
Investment management fee .............       241,446
Professional fees .....................        55,997
Shareholder reports and notices  ......        53,384
Registration fees .....................        36,140
Organizational expenses ...............        34,115
Transfer agent fees and expenses  .....        25,620
Custodian fees ........................        17,131
Trustees' fees and expenses ...........         9,153
Other .................................         4,408
                                        -------------
  TOTAL EXPENSES ......................       879,805
  LESS: AMOUNTS WAIVED/REIMBURSED  ....      (124,322)
                                        -------------
  NET EXPENSES ........................       755,483
                                        -------------
  NET INVESTMENT INCOME ...............     1,405,395
                                        -------------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain .....................     1,379,439
Net change in unrealized appreciation         524,495
                                        -------------
  NET GAIN ............................     1,903,934
                                        -------------
NET INCREASE ..........................    $3,309,329
                                        =============

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER BALANCED INCOME FUND
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS

                                                                       FOR THE PERIOD
                                                      FOR THE YEAR    MARCH 28, 1995*
                                                         ENDED            THROUGH
                                                    JANUARY 31, 1997  JANUARY 31, 1996
-------------------------------------------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income ............................    $ 1,405,395          $   710,144
Net realized gain ................................      1,379,439               42,559
Net change in unrealized appreciation ............        524,495            1,848,072
                                                   ----------------  -----------------
  NET INCREASE ...................................      3,309,329            2,600,775
                                                   ----------------  -----------------
DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income ............................     (1,398,284)            (568,410)
Net realized gain ................................     (1,001,490)             (11,019)
                                                   ----------------  -----------------
  TOTAL ..........................................     (2,399,774)            (579,429)
                                                   ----------------  -----------------
Net increase from transactions in shares of
 beneficial interest .............................     16,122,042           29,130,998
                                                   ----------------  -----------------
  NET INCREASE ...................................     17,031,597           31,152,344
NET ASSETS:
Beginning of period ..............................     31,252,344              100,000
                                                   ----------------  -----------------
  END OF PERIOD
  (Including undistributed net investment income
  of $182,960 and $141,734, respectively)  .......    $48,283,941          $31,252,344
                                                   ================  =================

--------------------------

*     Commencement of operations.


                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER BALANCED INCOME FUND
NOTES TO FINANCIAL STATEMENTS January 31, 1997
1. Organization and Accounting Policies

Dean Witter Balanced Income Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to provide current income and moderate capital growth. The Fund seeks to achieve its objective by investing in investment grade fixed income securities and, to a lesser extent, common stock of companies which have a record of paying dividends and, have the potential for increasing dividends and securities convertible into common stock. The Fund was organized as a Massachusetts business trust on November 23, 1994 and had no operations other than those relating to organizational matters and the issuance of 10,000 shares of beneficial interest for $100,000 to Dean Witter InterCapital Inc. (the "Investment Manager") to effect the Fund's initial capitalization. The Fund commenced operations on March 28, 1995.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange; the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation;
(3) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the securities valued by such pricing service; and (5) short-term debt

DEAN WITTER BALANCED INCOME FUND
NOTES TO FINANCIAL STATEMENTS January 31, 1997, continued

securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Dividend income and other distributions are recorded on the ex-dividend date. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES -- The Investment Manager paid the organizational expenses of the Fund in the amount of approximately $170,000 of which approximately $136,000 have been reimbursed. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.60% to the net assets of the Fund determined as of the close of each business day.

DEAN WITTER BALANCED INCOME FUND
NOTES TO FINANCIAL STATEMENTS January 31, 1997, continued

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

The Investment Manager assumed all operating expenses and waived the compensation provided for in its Investment Management Agreement until April 1, 1996. The management fee waived and other expenses assumed by the Investment Manager approximated $34,000 and $90,000, respectively, for the period February 1, 1996 through March 31, 1996. At January 31, 1997, included in the Statement of Assets and Liabilities is a receivable from an affiliate which represents expense reimbursements due to the Fund.

3. PLAN OF DISTRIBUTION

Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, is the distributor of the Fund's shares and, in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act, finances certain expenses in connection therewith.

Under the Plan, the Distributor bears the expense of all promotional and distribution related activities on behalf of the Fund, except for expenses that the Trustees determine to reimburse, as described below. The following activities and services may be provided by the Distributor, Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Distributor and Investment Manager, its affiliates and other selected broker-dealers under the Plan: (1) compensation to, and expenses of, account executives of DWR and other selected broker-dealers and other employees, including overhead and telephone expenses; (2) sales incentives and bonuses to sales representatives and to marketing personnel in connection with promoting sales of the Fund's shares;
(3) expenses incurred in connection with promoting sales of the Fund's shares; (4) preparing and distributing sales literature; and (5) providing advertising and promotional activities, including direct mail solicitation and television, radio, newspaper, magazine and other media advertisements.

The Fund is authorized to reimburse the Distributor for specific expenses the Distributor incurs or plans to incur in promoting the distribution of the Fund's shares. The amount of each monthly reimbursement payment may in no event exceed an amount equal to a payment at the annual rate of 1.0% of the Fund's average daily net assets during the month. Expenses incurred by the Distributor pursuant to the Plan in any fiscal year in excess of 1.0% will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. For the year ended January 31, 1997, the distribution fee was accrued at the annual rate of 1.0%.

DEAN WITTER BALANCED INCOME FUND
NOTES TO FINANCIAL STATEMENTS January 31, 1997, continued

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES


The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended January 31, 1997 aggregated $23,987,093 and $8,303,674, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $14,544,915 and $2,030,132, respectively.

For the year ended January 31, 1997, the Fund incurred brokerage commissions of $11,362 with DWR for portfolio transactions executed on behalf of the Fund. At January 31, 1997, the Fund's payable for investments purchased included unsettled trades with DWR of $151,965.

Dean Witter Trust Company, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At January 31, 1997, the Fund had transfer agent fees and expenses payable of approximately $2,100.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:


                                                                                    FOR THE PERIOD
                                                       FOR THE YEAR                MARCH 28, 1995*
                                                           ENDED                       THROUGH
                                                     JANUARY 31, 1997              JANUARY 31, 1996
                                              -----------------------------  --------------------------
                                                  SHARES          AMOUNT        SHARES        AMOUNT
                                              -------------  --------------  -----------  -------------
Sold                                             3,385,851     $ 38,558,587    3,181,539    $33,881,688
Reinvestment of dividends and distributions        172,485        1,958,907       42,146        454,527
                                              -------------  --------------  -----------  -------------
                                                 3,558,336       40,517,494    3,223,685     34,336,215
Repurchased                                     (2,142,627)     (24,395,452)    (477,105)    (5,205,217)
                                              -------------  --------------  -----------  -------------
Net increase                                     1,415,709     $ 16,122,042    2,746,580    $29,130,998
                                              =============  ==============  ===========  =============


------------

*     Commencement of operations.

6. FEDERAL INCOME TAX STATUS

As of January 31, 1997, the Fund had permanent book/tax differences attributable to nondeductible organizational expenses. To reflect reclassifications arising from permanent book/tax differences for the year ended January 31, 1997, paid-in-capital was charged and accumulated undistributed net investment income was credited $34,115.

DEAN WITTER BALANCED INCOME FUND
FINANCIAL HIGHLIGHTS


Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:


                                                             FOR THE PERIOD
                                            FOR THE YEAR    MARCH 28, 1995*
                                               ENDED            THROUGH
                                          JANUARY 31, 1997  JANUARY 31, 1996
---------------------------------------  ----------------  ----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ...      $ 11.34           $ 10.00
                                         ----------------  ----------------
Net investment income ..................         0.36              0.38
Net realized and unrealized gain .......         0.50              1.30
                                         ----------------  ----------------
Total from investment operations .......         0.86              1.68
                                         ----------------  ----------------
Less dividends and distributions from:
 Net investment income..................        (0.38)            (0.33)
 Net realized gain......................        (0.25)            (0.01)
                                         ----------------  ----------------
Total dividends and distributions ......        (0.63)            (0.34)
                                         ----------------  ----------------
Net asset value, end of period .........      $ 11.57           $ 11.34
                                         ================  ================
TOTAL INVESTMENT RETURN+................         7.82%            16.93%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses................................         1.88%(3)            --%(2)(3)
Net investment income...................         3.49%(3)          5.27%(2)(3)
SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands..............................      $48,284           $31,252
Portfolio turnover rate.................           21%                3%(1)
Average commission rate paid ...........      $0.0515                --

------------
*      Commencement of operations.
+ Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.
(3) If the Investment Manager had not reimbursed expenses and waived the management fee, the annualized expense and net investment income ratios would have been 2.69% and 2.58%, respectively, for the period ended January 31, 1996, and 2.19% and 3.18%, respectively, for the year ended January 31, 1997.


                      SEE NOTES TO FINANCIAL STATEMENTS

                               45

DEAN WITTER BALANCED INCOME FUND
REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER BALANCED INCOME FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter Balanced Income Fund (the "Fund") at January 31, 1997, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period March 28, 1995 (commencement of operations) through January 31, 1996, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
March 10, 1997

                     1997 FEDERAL TAX NOTICE (unaudited)

       During the year ended January 31, 1997, the Fund paid to its shareholders $0.09 per share from long-term capital gains. For such period, 19.40% of the income paid qualified for the dividends received deduction available to corporations.


APPENDIX
-----------------------------------------------------------------------------

RATINGS OF CORPORATE DEBT INSTRUMENTS INVESTMENTS
MOODY'S INVESTORS SERVICE INC. ("MOODY'S")

                        FIXED-INCOME SECURITY RATINGS


 Aaa     Fixed-income securities which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa       Fixed-income securities which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade fixed-income securities. They are rated lower than the best fixed-income securities because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A        Fixed-income securities which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa      Fixed-income securities which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such fixed-income securities lack outstanding investment characteristics and in fact have speculative characteristics as well.
         Fixed-income securities rated Aaa, Aa, A and Baa are considered investment grade.
Ba       Fixed-income securities which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.
B        Fixed-income securities which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa      Fixed-income securities which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca       Fixed-income securities which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C        Fixed-income securities which are rated C are the lowest rated class of fixed-income securities, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Rating Refinements: Moody's may apply numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its municipal fixed-income security rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                           COMMERCIAL PAPER RATINGS

   Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. The ratings apply to Municipal Commercial Paper as well as taxable Commercial Paper. Moody's employs the following three designa-tions, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, Prime-2, Prime-3.

   Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations; and Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S CORPORATION ("STANDARD & POOR'S")

                        FIXED-INCOME SECURITY RATINGS

   A Standard & Poor's fixed-income security rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

   The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and
(3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

   Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

 AAA     Fixed-income securities rated "AAA" have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.
AA       Fixed-income securities rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest-rate issues only in small degree.
A        Fixed-income securities rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than fixed-income securities in higher-rated categories.
BBB      Fixed-income securities rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for fixed-income securities in this category than for fixed-income securities in higher-rated categories.
         Fixed-income securities rated AAA, AA, A and BBB are considered investment grade.
BB       Fixed-income securities rated "BB" have less near-term vulnerability to default than other speculative grade fixed-income securities. However, it faces major ongoing uncertainties or exposures to adverse business, financial or economic conditions which could lead to inadequate capacity or willingness to pay interest and repay principal.
B        Fixed-income securities rated "B" have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

 CCC     Fixed-income securities rated "CCC" have a current identifiable vulnerability to default, and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.
CC       The rating "CC" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC" rating.
C        The rating "C" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC-" rating.
CI       The rating "Cl" is reserved for fixed-income securities on which no interest is being paid.
NR       Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.
         Fixed-income securities rated "BB," "B," "CCC," "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay Interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such fixed-income securities will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
         Plus (+) or minus (-): The rating from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

                           COMMERCIAL PAPER RATINGS

   Standard and Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The categories are as follows:

   Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2, and 3 to indicate the relative degree of safety.

A-1      indicates that the degree of safety regarding timely payment is very strong.
A-2      indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1."
A-3      indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                                 BOND RATINGS

FITCH INVESTORS SERVICE, INC. ("FITCH")

   The Fitch Bond Ratings provides a guide to investors in determining the investment risk associated with a particular security. The rating represents its assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner. Fitch bond ratings are not recommendations to buy, sell or hold securities since they incorporate no information on market price or yield relative to other debt instruments.

   The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the record of the issuer and of any guarantor, as well as the political and economic environment that might affect the future financial strength and credit quality of the issuer.

   Bonds which have the same rating are of similar but not necessarily identical investment quality since the limited number of rating categories cannot fully reflect small differences in the degree of risk. Moreover, the character of the risk factor varies from industry to industry and between corporate, health care and municipal.

   In assessing credit risk, Fitch Investors Service relies on current information furnished by the issuer and/or guarantor and other sources which it considers reliable. Fitch does not perform an audit of the financial statements used in assigning a rating.

   Ratings may be changed, withdrawn or suspended at any time to reflect changes in the financial condition of the issuer, the status of the issue relative to other debt of the issuer, or any other circum-stances that Fitch considers to have a material effect on the credit of the obligor.

AAA      rated bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
AA       rated bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal, while very strong, is somewhat less than for AAA rated securities or more subject to possible change over the term of the issue.
A        rated bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.
BBB      rated bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to weaken this ability than bonds with higher ratings.
BB       rated bonds are considered speculative and of low investment grade. The obligor's ability to pay interest and repay principal is not strong and is considered likely to be affected over time by adverse economic changes.
B        rated bonds are considered highly speculative. Bonds in this class are lightly protected as to the obligor's ability to pay interest over the life of the issue and repay principal when due.
CCC      rated bonds may have certain identifiable characteristics which, if not remedied, could lead to the possibility of default in either principal or interest payments.
CC       rated bonds are minimally protected. Default in payment of interest and/or principal seems probable.
C        rated bonds are in imminent default in payment of interest and/or principal.

                              SHORT-TERM RATINGS

   Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis on the existence of liquidity necessary to meet the issuer's obligations in a timely manner. Fitch's short-term ratings are as follows:

Fitch-1+      (Exceptionally Strong Credit Quality) Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.
Fitch-1       (Very Strong Credit Quality) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated Fitch-1+.
Fitch-2       (Good Credit Quality) Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as the two higher categories.

Fitch-3      (Fair Credit Quality) Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse change is likely to cause these securities to be rated below investment grade.
Fitch-S      (Weak Credit Quality) Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near term adverse changes in financial and economic conditions.
D            (Default) Issues assigned this rating are in actual or imminent payment default.
LOC          This symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

                              LONG-TERM RATINGS

DUFF & PHELPS, INC.

   These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

   Each rating also takes into account the legal form of the security, (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the nature of covenant protection. Review of indenture restrictions is important to the analysis of a company's operating and financial constraints.

   The Credit Rating Committee formally reviews all ratings once per quarter (more frequently, if necessary).

  RATING SCALE                                               DEFINITION
AAA               Highest credit quality. The risk factors are negligible, being only slightly more than risk-free
                  U.S. Treasury debt.
AA+               High credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time
AA                to time because of economic conditions.
AA-
A+                Protection factors are average but adequate. However, risk factors are more variable and greater
A                 in periods of economic stress.
A-
BBB+              Below average protection factors but still considered sufficient for prudent investment. Considerable
BBB               variability in risk during economic cycles.
BBB-
BB+               Below investment grade but deemed likely to meet obligations when due. Present or prospective financial
BB                protection factors fluctuate according to industry conditions or company fortunes. Overall quality
BB-               may move up or down frequently within this category.
B+                Below investment grade and possessing risk that obligations will not be met when due. Financial protection
B                 factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes.
B-                Potential exists for frequent changes in the quality rating within this category or into a higher or lower quality rating grade.

 CCC     Well below investment grade securities. May be in default or considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/ industry conditions, and/or with unfavorable company developments.
DD       Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.
DP       Preferred stock with dividend arrearages.

                              SHORT-TERM RATINGS

   Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed com-mercial paper is also rated according to this scale.

   Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds, including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

                    A. CATEGORY 1:      HIGH GRADE
                    Duff 1+             Highest certainty of timely payment. Short-term liquidity, including internal  operating factors and/or access to alternative sources of funds, is  outstanding, and safety is just below risk-free U.S. Treasury short-term  obligations.
                    Duff 1              Very high certainty of timely payment. Liquidity factors are excellent and  supported by good fundamental protection factors. Risk factors are minor.
                    Duff-               High certainty of timely payment. Liquidity factors are strong and supported by good fundamental  protection factors. Risk factors are very small.

                    B. CATEGORY 2:      GOOD GRADE
                    Duff 2              Good certainty of timely payment. Liquidity factors and company fundamentals  are sound.
                                        Although ongoing funding needs may enlarge total financing  requirements, access to capital markets is good. Risk factors are small.

                    C. CATEGORY 3:      SATISFACTORY GRADE
                    Duff 3              Satisfactory liquidity and other protection factors qualify issue as to investment grade.
                                        Risk factors are larger and subject to more variation. Nevertheless,  timely payment is expected.

                    D. CATEGORY 4:      NON-INVESTMENT GRADE
                    Duff 4              Speculative investment characteristics. Liquidity is not sufficient to insure  against disruption in debt service. Operating factors and market access  may be subject to a high degree of variation.

                    E. CATEGORY 5:      DEFAULT
                    Duff 5              Issuer failed to meet scheduled principal and/or interest payments.


                       DEAN WITTER BALANCED INCOME FUND

                           PART C OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

     (a)  Financial Statements
          (1)  Financial statements and schedules, included
          in Prospectus (Part A):                                    Page in
                                                                   Prospectus
                                                                   ----------
          Financial highlights for the fiscal period
          March 28, 1995 through January 31, 1996 and the
          fiscal year ended January 31, 1997.......................       4

          (2)  Financial statements included in the Statement of
          Additional Information (Part B):                           Page in
                                                                        SAI
                                                                     --------
          Portfolio of Investments at January 31, 1997.............      36

          Statement of assets and liabilities at
          January 31, 1997.........................................      38

          Statement of operations for the fiscal year ended
          January 31, 1997.........................................      39

          Statement of changes in net assets for the fiscal period
          ended January 31, 1996 and the fiscal year ended
          January 31, 1997.........................................      40

          Notes to Financial Statements............................      41

          Financial highlights for the fiscal period March 28,
          1995 through January 31, 1996 and the fiscal
          year ended January 31, 1997..............................      45

          (3)  Financial statements included in Part C:

          None

(b)   Exhibits:

      2.  --   By-Laws of the Registrant, Amended and Restated
               as of October 25, 1996

      8.  --   Form of Amendment to the Custody Agreement between
               the Registrant and The Bank of New York.

     11.  --   Consent of Independent Accountants

     16.  --   Schedule for Computation of Performance Quotations

     27.  --   Financial Data Schedule

     ----------
     All other exhibits previously filed and incorporated by reference.

Item 25.  Persons Controlled by or Under Common Control With
          Registrant.

          None


Item 26.  Number of Holders of Securities.

          (1)                                 (2)
                                     Number of Record Holders
     Title of Class                    at February 28, 1997
     --------------                  ----------------------

Shares of Beneficial Interest                2,716

Item 27.  Indemnification

     Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

     Pursuant to Section 5.2 of the Registrant's Declaration of Trust and paragraph 8 of the Registrant's Investment Management Agreement, neither the Investment Manager nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

     The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

     Registrant, in conjunction with the Investment Manager, Registrant's Trustees, and other registered investment management companies managed by the Investment Manager, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of Registrant, or who is or was serving at the request of Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify him.

Item 28.  Business and Other Connections of Investment Adviser.

     See "The Fund and Its Management" in the Prospectus regarding the business of the investment adviser. The following information is given regarding officers of Dean Witter InterCapital Inc. InterCapital is a wholly-owned subsidiary of Dean Witter, Discover & Co. The principal address of the Dean Witter Funds is Two World Trade Center, New York, New York 10048.

     The term "Dean Witter Funds" used below refers to the following registered investment companies:

Closed-End Investment Companies
 (1) InterCapital Income Securities Inc.
 (2) High Income Advantage Trust
 (3) High Income Advantage Trust II
 (4) High Income Advantage Trust III
 (5) Municipal Income Trust
 (6) Municipal Income Trust II
 (7) Municipal Income Trust III
 (8) Dean Witter Government Income Trust

 (9) Municipal Premium Income Trust
(10) Municipal Income Opportunities Trust
(11) Municipal Income Opportunities Trust II
(12) Municipal Income Opportunities Trust III
(13) Prime Income Trust
(14) InterCapital Insured Municipal Bond Trust
(15) InterCapital Quality Municipal Income Trust
(16) InterCapital Quality Municipal Investment Trust
(17) InterCapital Insured Municipal Income Trust
(18) InterCapital California Insured Municipal Income Trust
(19) InterCapital Insured Municipal Trust
(20) InterCapital Quality Municipal Securities
(21) InterCapital New York Quality Municipal Securities
(22) InterCapital California Quality Municipal Securities
(23) InterCapital Insured California Municipal Securities
(24) InterCapital Insured Municipal Securities

Open-end Investment Companies:
 (1) Dean Witter Short-Term Bond Fund
 (2) Dean Witter Tax-Exempt Securities Trust
 (3) Dean Witter Tax-Free Daily Income Trust
 (4) Dean Witter Dividend Growth Securities Inc.
 (5) Dean Witter Convertible Securities Trust
 (6) Dean Witter Liquid Asset Fund Inc.
 (7) Dean Witter Developing Growth Securities Trust
 (8) Dean Witter Retirement Series
 (9) Dean Witter Federal Securities Trust
(10) Dean Witter World Wide Investment Trust
(11) Dean Witter U.S. Government Securities Trust
(12) Dean Witter Select Municipal Reinvestment Fund
(13) Dean Witter High Yield Securities Inc.
(14) Dean Witter Intermediate Income Securities
(15) Dean Witter New York Tax-Free Income Fund
(16) Dean Witter California Tax-Free Income Fund
(17) Dean Witter Health Sciences Trust
(18) Dean Witter California Tax-Free Daily Income Trust
(19) Dean Witter Global Asset Allocation Fund
(20) Dean Witter American Value Fund
(21) Dean Witter Strategist Fund
(22) Dean Witter Utilities Fund
(23) Dean Witter World Wide Income Trust
(24) Dean Witter New York Municipal Money Market Trust
(25) Dean Witter Capital Growth Securities
(26) Dean Witter Precious Metals and Minerals Trust
(27) Dean Witter European Growth Fund Inc.
(28) Dean Witter Global Short-Term Income Fund Inc.
(29) Dean Witter Pacific Growth Fund Inc.
(30) Dean Witter Multi-State Municipal Series Trust
(31) Dean Witter Premier Income Trust
(32) Dean Witter Short-Term U.S. Treasury Trust
(33) Dean Witter Diversified Income Trust
(34) Dean Witter U.S. Government Money Market Trust
(35) Dean Witter Global Dividend Growth Securities
(36) Active Assets California Tax-Free Trust
(37) Dean Witter Natural Resource Development Securities Inc.

(38) Active Assets Government Securities Trust
(39) Active Assets Money Trust
(40) Active Assets Tax-Free Trust
(41) Dean Witter Limited Term Municipal Trust
(42) Dean Witter Variable Investment Series
(43) Dean Witter Value-Added Market Series
(44) Dean Witter Global Utilities Fund
(45) Dean Witter High Income Securities
(46) Dean Witter National Municipal Trust
(47) Dean Witter International SmallCap Fund
(48) Dean Witter Mid-Cap Growth Fund
(49) Dean Witter Select Dimensions Investment Series
(50) Dean Witter Balanced Growth Fund
(51) Dean Witter Balanced Income Fund
(52) Dean Witter Hawaii Municipal Trust
(53) Dean Witter Capital Appreciation Fund
(54) Dean Witter Intermediate Term U.S. Treasury Trust
(55) Dean Witter Information Fund
(56) Dean Witter Japan Fund
(57) Dean Witter Income Builder Fund
(58) Dean Witter Special Value Fund
(59) Dean Witter Financial Services Trust
(60) Dean Witter Market Leader Trust

The term "TCW/DW Funds" refers to the following registered investment companies:

Open-End Investment Companies
(1) TCW/DW Core Equity Trust
(2) TCW/DW North American Government Income Trust
(3) TCW/DW Latin American Growth Fund
(4) TCW/DW Income and Growth Fund
(5) TCW/DW Small Cap Growth Fund
(6) TCW/DW Balanced Fund
(7) TCW/DW Total Return Trust
(8) TCW/DW Mid-Cap Equity Trust
(9) TCW/DW Global Telecom Trust
(10) TCW/DW Strategic Income Trust

Closed-End Investment Companies
(1) TCW/DW Term Trust 2000
(2) TCW/DW Term Trust 2002
(3) TCW/DW Term Trust 2003
(4) TCW/DW Emerging Markets Opportunities Trust

NAME AND POSITION         OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER          OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.         AND NATURE OF CONNECTION
-----------------         --------------------------------------------------
Charles A. Fiumefreddo    Executive Vice President and Director of Dean
Chairman, Chief           Witter Reynolds Inc. ("DWR"); Chairman, Chief
Executive Officer and     Executive Officer and Director of Dean Witter
Director                  Distributors Inc. ("Distributors") and Dean
                          Witter Services Company Inc. ("DWSC"); Chairman and Director of Dean Witter Trust Company ("DWTC");
                          Chairman, Director or Trustee, President and Chief
                          Executive Officer of the Dean Witter Funds and
                          Chairman, Chief Executive Officer and Trustee of the TCW/DW Funds; Formerly Executive Vice President and Director of Dean Witter, Discover & Co. ("DWDC");
                          Director and/or officer of various DWDC subsidiaries.

Philip J. Purcell         Chairman, Chief Executive Officer and Director of
Director                  of DWDC and DWR; Director of DWSC and Distributors;
                          Director or Trustee of the Dean Witter Funds;
                          Director and/or officer of various DWDC subsidiaries.

Richard M. DeMartini      Executive Vice President of DWDC; President and
Director                  Chief Operating Officer of Dean Witter Capital;
                          Director of DWR, DWSC, Distributors and DWTC;
                          Trustee of the TCW/DW Funds; Member (since
                          January, 1993) and Chairman (since January, 1995) of the Board of Directors of NASDAQ.

James F. Higgins          Executive Vice President of DWDC; President and
Director                  Chief Operating Officer of Dean Witter Financial;
                          Director of DWR, DWSC, Distributors and DWTC.

Thomas C. Schneider       Executive Vice President and Chief Financial
Executive Vice            Officer of DWDC, DWR, DWSC and Distributors;
President, Chief          Director of DWR, DWSC and Distributors.
Financial Officer and
Director

Christine A. Edwards      Executive Vice President, Secretary and General
Director                  Counsel of DWDC and DWR; Executive Vice President,
                          Secretary and Chief Legal Officer of Distributors;
                          Director of DWR, DWSC and Distributors.

NAME AND POSITION         OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER          OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.         AND NATURE OF CONNECTION
-----------------         ------------------------------------------------
Robert M. Scanlan         President and Chief Operating Officer of DWSC,
President and Chief       Executive Vice President of Distributors;
Operating Officer         Executive Vice President and Director of DWTC;
                          Vice President of the Dean Witter Funds and the
                          TCW/DW Funds.

John Van Heuvelen         President, Chief Operating Officer and Director
Executive Vice            of DWTC.
President

Joseph J. McAlinden
Executive Vice President
and Chief Investment      Vice President of the Dean Witter Funds and
Officer                   Director of DWTC.

Barry Fink                Assistant Secretary of DWR; Senior Vice President,
Senior Vice President,    Secretary and General Counsel of DWSC; Senior Vice
Secretary and General     President, Assistant Secretary and Assistant
Counsel                   General Counsel of Distributors; Vice President,
                          Secretary and General Counsel of the Dean Witter
                          Funds and the TCW/DW Funds.

Peter M. Avelar
Senior Vice President     Vice President of various Dean Witter Funds.

Mark Bavoso
Senior Vice President     Vice President of various Dean Witter Funds.

Richard Felegy
Senior Vice President

Edward Gaylor
Senior Vice President     Vice President of various Dean Witter Funds.

Robert S. Giambrone
Senior Vice President Senior Vice President of DWSC, Distributors and DWTC and Director of DWTC; Vice President of the Dean Witter Funds and the TCW/DW Funds.

Rajesh K. Gupta
Senior Vice President     Vice President of various Dean Witter Funds.

Kenton J. Hinchcliffe
Senior Vice President     Vice President of various Dean Witter Funds.

Kevin Hurley
Senior Vice President     Vice President of various Dean Witter Funds.

Jenny B. Jones
Senior Vice President     Vice President of Dean Witter Special Value Fund.

NAME AND POSITION         OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER          OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.         AND NATURE OF CONNECTION
-----------------         ------------------------------------------------
John B. Kemp, III         Director of the Provident Savings Bank, Jersey
Senior Vice President     City, New Jersey.

Anita Kolleeny
Senior Vice President     Vice President of various Dean Witter Funds.

Jonathan R. Page
Senior Vice President     Vice President of various Dean Witter Funds.

Guy G. Rutherfurd, Jr.
Senior Vice President     Vice President of Dean Witter Market Leader Trust

Ira N. Ross
Senior Vice President     Vice President of various Dean Witter Funds.

Rochelle G. Siegel
Senior Vice President     Vice President of various Dean Witter Funds.

Paul D. Vance
Senior Vice President     Vice President of various Dean Witter Funds.

Elizabeth A. Vetell
Senior Vice President

James F. Willison
Senior Vice President     Vice President of various Dean Witter Funds.

Ronald J. Worobel
Senior Vice President     Vice President of various Dean Witter Funds.

Thomas F. Caloia          First Vice President and Assistant Treasurer of
First Vice President      DWSC, Assistant Treasurer of Distributors;
and Assistant             Treasurer and Chief Financial Officer of the
Treasurer                 Dean Witter Funds and the TCW/DW Funds.

Marilyn K. Cranney        Assistant Secretary of DWR; First Vice President
First Vice President      and Assistant Secretary of DWSC; Assistant
and Assistant Secretary   Secretary of the Dean Witter Funds and the TCW/DW
                          Funds.

Michael Interrante        First Vice President and Controller of DWSC;
First Vice President      Assistant Treasurer of Distributors;First Vice
and Controller            President and Treasurer of DWTC.

Robert Zimmerman
First Vice President

Joan Allman
Vice President

NAME AND POSITION         OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER          OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.         AND NATURE OF CONNECTION
-----------------         ------------------------------------------------
Joseph R. Arcieri
Vice President            Vice President of various Dean Witter Funds.

Kirk Balzer
Vice President            Vice President of various Dean Witter Funds.

Douglas Brown
Vice President

Philip Casparius
Vice President

Thomas Chronert
Vice President

Rosalie Clough
Vice President

Patricia A. Cuddy
Vice President            Vice President of various Dean Witter Funds.

B. Catherine Connelly
Vice President

Salvatore DeSteno
Vice President            Vice President of DWSC.

Frank J. DeVito
Vice President            Vice President of DWSC.

Bruce Dunn
Vice President

Jeffrey D. Geffen
Vice President

Deborah Genovese
Vice President

Peter W. Gurman
Vice President

John Hechtlinger
Vice President

Peter Hermann
Vice President            Vice President of various Dean Witter Funds.

NAME AND POSITION         OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER          OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.         AND NATURE OF CONNECTION
-----------------         ------------------------------------------------
Elizabeth Hinchman
Vice President

David Hoffman
Vice President

David Johnson
Vice President

Christopher Jones
Vice President

James Kastberg
Vice President

Stanley Kapica
Vice President

Michael Knox
Vice President            Vice President of various Dean Witter Funds.

Konrad J. Krill
Vice President            Vice President of various Dean Witter Funds.

Paula LaCosta
Vice President            Vice President of various Dean Witter Funds.

Thomas Lawlor
Vice President

Gerard Lian
Vice President            Vice President of various Dean Witter Funds.

LouAnne D. McInnis        Vice President and Assistant Secretary of DWSC;
Vice President and        Assistant Secretary of the Dean Witter Funds and
Assistant Secretary       the TCW/DW Funds.

Sharon K. Milligan
Vice President

Julie Morrone
Vice President

David Myers
Vice President

James Nash
Vice President

NAME AND POSITION         OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER          OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.         AND NATURE OF CONNECTION
-----------------         ------------------------------------------------
Richard Norris
Vice President

Anne Pickrell
Vice President            Vice President of Dean Witter Global Short-
                          Term Income Fund Inc.
Hugh Rose
Vice President

Robert Rossetti           Vice President of Dean Witter Precious Metals and
Vice President            Minerals Trust.

Ruth Rossi                Vice President and Assistant Secretary of DWSC;
Vice President and        Assistant Secretary of the Dean Witter Funds and
Assistant Secretary       the TCW/DW Funds.

Carl F. Sadler
Vice President

Rafael Scolari
Vice President            Vice President of Prime Income Trust.

Peter Seeley              Vice President of Dean Witter World
Vice President            Wide Income Trust.

Jayne M. Stevlingson
Vice President            Vice President of various Dean Witter Funds.

Kathleen Stromberg
Vice President            Vice President of various Dean Witter Funds.

Vinh Q. Tran
Vice President            Vice President of various Dean Witter Funds.

Alice Weiss
Vice President            Vice President of various Dean Witter Funds.

Katherine C. Wickham
Vice President

Item 29.  Principal Underwriters

     (a) Dean Witter Distributors Inc. ("Distributors"), a Delaware corporation, is the principal underwriter of the Registrant. Distributors is also the principal underwriter of the following investment companies:

 (1) Dean Witter Liquid Asset Fund Inc.
 (2) Dean Witter Tax-Free Daily Income Trust
 (3) Dean Witter California Tax-Free Daily Income Trust
 (4) Dean Witter Retirement Series
 (5) Dean Witter Dividend Growth Securities Inc.
 (6) Dean Witter Global Asset Allocation
 (7) Dean Witter World Wide Investment Trust
 (8) Dean Witter Capital Growth Securities
 (9) Dean Witter Convertible Securities Trust
(10) Active Assets Tax-Free Trust
(11) Active Assets Money Trust
(12) Active Assets California Tax-Free Trust
(13) Active Assets Government Securities Trust
(14) Dean Witter Short-Term Bond Fund
(15) Dean Witter Mid-Cap Growth Fund
(16) Dean Witter U.S. Government Securities Trust
(17) Dean Witter High Yield Securities Inc.
(18) Dean Witter New York Tax-Free Income Fund
(19) Dean Witter Tax-Exempt Securities Trust
(20) Dean Witter California Tax-Free Income Fund
(21) Dean Witter Limited Term Municipal Trust
(22) Dean Witter Natural Resource Development Securities Inc.
(23) Dean Witter World Wide Income Trust
(24) Dean Witter Utilities Fund
(25) Dean Witter Strategist Fund
(26) Dean Witter New York Municipal Money Market Trust
(27) Dean Witter Intermediate Income Securities
(28) Prime Income Trust
(29) Dean Witter European Growth Fund Inc.
(30) Dean Witter Developing Growth Securities Trust
(31) Dean Witter Precious Metals and Minerals Trust
(32) Dean Witter Pacific Growth Fund Inc.
(33) Dean Witter Multi-State Municipal Series Trust
(34) Dean Witter Federal Securities Trust
(35) Dean Witter Short-Term U.S. Treasury Trust
(36) Dean Witter Diversified Income Trust
(37) Dean Witter Health Sciences Trust
(38) Dean Witter Global Dividend Growth Securities
(39) Dean Witter American Value Fund
(40) Dean Witter U.S. Government Money Market Trust
(41) Dean Witter Global Short-Term Income Fund Inc.
(42) Dean Witter Premier Income Trust
(43) Dean Witter Value-Added Market Series
(44) Dean Witter Global Utilities Fund
(45) Dean Witter High Income Securities
(46) Dean Witter National Municipal Trust
(47) Dean Witter International SmallCap Fund

(48) Dean Witter Balanced Growth Fund
(49) Dean Witter Balanced Income Fund
(50) Dean Witter Hawaii Municipal Trust
(51) Dean Witter Variable Investment Series
(52) Dean Witter Capital Appreciation Fund
(53) Dean Witter Intermediate Term U.S. Treasury Trust
(54) Dean Witter Information Fund
(55) Dean Witter Japan Fund
(56) Dean Witter Income Builder Fund
(57) Dean Witter Special Value Fund
(58) Dean Witter Financial Services Trust
(59) Dean Witter Market Leader Trust
 (1) TCW/DW Core Equity Trust
 (2) TCW/DW North American Government Income Trust
 (3) TCW/DW Latin American Growth Fund
 (4) TCW/DW Income and Growth Fund
 (5) TCW/DW Small Cap Growth Fund
 (6) TCW/DW Balanced Fund
 (7) TCW/DW Total Return Trust
 (8) TCW/DW Mid-Cap Equity Trust
 (9) TCW/DW Global Telecom Trust
(10) TCW/DW Strategic Income Trust

(b) The following information is given regarding directors and officers of Distributors not listed in Item 28 above. The principal address of Distributors is Two World Trade Center, New York, New York 10048. None of the following persons has any position or office with the Registrant.

                                    Positions and
                                    Office with
Name                                Distributors
----                                ------------
Fredrick K. Kubler               Senior Vice President, Assistant
                                 Secretary and Chief Compliance
                                 Officer.

Michael T. Gregg                 Vice President and Assistant
                                 Secretary.

Item 30.  Location of Accounts and Records

     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Investment Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the prospectus.

Item 31.  Management Services

     Registrant is not a party to any such management-related service contract.

Item 32.  Undertakings

        Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 27th day of March, 1997.

                                          DEAN WITTER BALANCED INCOME FUND

                                           By  /s/ Barry Fink
                                              --------------------------------
                                                   Barry Fink
                                                   Vice President and Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Post- Effective Amendment No. 3 has been signed below by the following persons in the capacities and on the dates indicated.

         Signatures                    Title                     Date
         ----------                    -----                     ----
(1) Principal Executive Officer    President, Chief
                                   Executive Officer,
                                   Trustee and Chairman
By  /s/ Charles A. Fiumefreddo                                 03/27/97
   -------------------------------
        Charles A. Fiumefreddo

(2) Principal Financial Officer    Treasurer and Principal
                                   Accounting Officer

By  /s/ Thomas F. Caloia                                       03/27/97
   --------------------------------
        Thomas F. Caloia

(3) Majority of the Trustees

    Charles A. Fiumefreddo (Chairman)
    Philip J. Purcell

By  /s/ Barry Fink                                             03/27/97
   --------------------------------
        Barry Fink
        Attorney-in-Fact

    Michael Bozic   Manuel H. Johnson
    Edwin J. Garn   Michael E. Nugent
    John R. Haire   John L. Schroeder

By  /s/ David A. Butowsky                                      03/27/97
   ---------------------------------
        David A. Butowsky
        Attorney-in-Fact

                       DEAN WITTER BALANCED INCOME FUND

                                 EXHIBIT INDEX



Exhibit No.               Description
-----------               -----------

   2.  -     By-laws of the Registrant, Amended and Restated
             as of October 25, 1996.

   8.  -     Form of Amendment to the Custody Agreement between
             the Registrant and The Bank of New York.

  11.  -     Consent of Independent Accountants

  16.  -     Schedules for Computation of Performance Quotations

  27.  -     Financial Data Schedule